                                                                   EXHIBIT 10.19

================================================================================



                              PURCHASE AGREEMENT
                          (IMPROVEMENTS - BUILDING 3)




                                   BETWEEN




                           BNP LEASING CORPORATION


                                  ("BNPLC")



                                     AND



                           ZHONE TECHNOLOGIES, INC.

                                  ("Zhone")





                                August 1, 2000

                            (Oakland, California)



==============================================================================

                               TABLE OF CONTENTS
                               -----------------



                                                                                                                Page
                                                                                                                ----
1    Zhone's Options and Obligations on the Designated Sale Date...............................................   2
     (A)    Right to Purchase; Initial Remarketing Rights; Supplemental Payment Obligation.....................   2
            ------------------------------------------------------------------------------
     (B)    Determinations Concerning Price and the Supplemental Payment.......................................   3
            ------------------------------------------------------------
     (C)    Designation of the Purchaser.......................................................................   7
            ----------------------------
     (D)    Effect of the Purchase Option and Zhone's Initial Remarketing Rights on Subsequent Title              8
            ----------------------------------------------------------------------------------------
            Encumbrances.......................................................................................
            ------------
     (E)    Security for the Purchase Option and Zhone's Initial Remarketing Rights............................   8
            -----------------------------------------------------------------------
     (F)    Delivery of Books and Records If BNPLC Retains the Building 3 Property.............................   8
            ----------------------------------------------------------------------

2    Zhone's Rights and Options After the Designated Sale Date.................................................   9
     (A)    Zhone's Extended Right to Remarket.................................................................   9
            ----------------------------------
     (B)    Definition of Minimum Extended Remarketing Price...................................................   9
            ------------------------------------------------
     (C)    BNPLC's Right to Sell..............................................................................  10
            ---------------------
     (D)    Zhone's Right to Excess Sales Proceeds.............................................................  11
            --------------------------------------
     (E)    Permitted Transfers During Zhone's Extended Remarketing Period.....................................  12
            --------------------------------------------------------------

3    Terms of Conveyance Upon Purchase.........................................................................  12

4    Survival and Termination of the Rights and Obligations of Zhone and BNPLC.................................  12
     (A)    Status of this Agreement Generally.................................................................  12
            ----------------------------------
     (B)    Election by Zhone to Terminate the Building 3 Supplemental Payment Obligation Prior to the
            ------------------------------------------------------------------------------------------
            Designated Sale Date and the Building 3 Base Rent Commencement Date................................  13
            -------------------------------------------------------------------
     (C)    Automatic Termination of Zhone's Rights............................................................  14
            ---------------------------------------
     (D)    Conditions to Zhone's Rights Relative to State and Local Subdivision Requirements..................  14
            ---------------------------------------------------------------------------------
     (E)    Termination of Zhone's Extended Remarketing Rights to Permit a Sale by BNPLC.......................  15
            ----------------------------------------------------------------------------
     (F)    Payment Only to BNPLC..............................................................................  15
            ---------------------
     (G)    Remedies Under the other Operative Documents.......................................................  15
            --------------------------------------------
     (H)    Occupancy by Zhone Prior to Closing of a Sale......................................................  15
            ---------------------------------------------
     (I)    Preferential Payments to BNPLC.....................................................................  16
            ------------------------------

5.   Security for Zhone's Obligations; Return of Funds.........................................................  16

6    Certain Remedies Cumulative...............................................................................  17

7    Attorneys' Fees and Legal Expenses........................................................................  17

8    Estoppel Certificate......................................................................................  17

9    Successors and Assigns....................................................................................  17

10   Amendment and Restatement.................................................................................  17

[Improvements - Building 3]

                            Exhibits and Schedules
                            ----------------------


Exhibit A......................................................Legal Description
---------

Exhibit B...........................................Grant Deed Form Requirements
---------

Exhibit C............................................Bill of Sale and Assignment
---------

Exhibit D..........................................Acknowledgment and Disclaimer
---------

Exhibit E................................................Secretary's Certificate
---------

Exhibit F.................................Certificate Concerning Tax Withholding
---------

Exhibit G...............................Notice by Zhone of Election to Terminate
---------

[Improvements - Building 3]

                              PURCHASE AGREEMENT
                          (IMPROVEMENTS - BUILDING 3)


     This PURCHASE AGREEMENT (IMPROVEMENTS - BUILDING 3) (this "Agreement") is made and dated as of August 1, 2000 (the "Effective Date") by and between BNP LEASING CORPORATION, a Delaware corporation ("BNPLC"), and ZHONE TECHNOLOGIES, INC., a Delaware corporation ("Zhone").


                                   RECITALS

     Contemporaneously with the execution of this Agreement, BNPLC and Zhone are executing a Common Definitions and Provisions Agreement (Improvements - Building
3) dated as of the Effective Date (the "Building 3 CDPA"), which by this reference is incorporated into and made a part of this Agreement for all purposes. As used in this Agreement, capitalized terms defined in the Building 3 CDPA and not otherwise defined in this Agreement are intended to have the respective meanings assigned to them in the Building 3 CDPA.

     Zhone and BNPLC previously executed that Purchase Agreement (Phase I - Improvements) dated as of January 20, 2000 (the "Prior Purchase Agreement"). Zhone and BNPLC have agreed to amend, restate and replace the Prior Purchase Agreement with this Agreement and the Buildings 1&2 Purchase Agreement as provided in Paragraph 10 below.

     Pursuant to the Acquisition Contract, which covers the Land described in Exhibit A, BNPLC has acquired the Land and any appurtenances thereto from
---------
Seller. Contemporaneously with this Agreement, BNPLC and Zhone are executing a Lease Agreement (Improvements - Building 3) (the "Building 3 Lease"), under which BNPLC is leasing to Zhone the Improvements on the portion of the Land designated as the Building 3 Site in Exhibit A (the "Building 3 Site"), and
                                     ---------
BNPLC is agreeing to provide funding for the construction and completion of such Improvements, all of which will be owned by BNPLC. Also contemporaneously with this Agreement, BNPLC and Zhone are executing a Lease Agreement (Improvements - Buildings 1&2) (the "Buildings 1&2 Lease"), under which BNPLC is leasing to Zhone the Improvements on all the Land other than the Building 3 Site, and BNPLC is agreeing to provide funding for the construction and completion of such Improvements, all of which will be owned by BNPLC.

     All of BNPLC's interests in the Improvements covered by the Building 3 Lease and in all other real and personal property from time to time covered by the Building 3 Lease and included within the "Property" as defined therein are hereinafter collectively referred to as the "Building 3 Property". All of BNPLC's interests in the Improvements covered by the Buildings 1&2 Lease and in all other real and personal property from time to time covered by the Buildings 1&2 Lease and included within the "Property" as defined therein are hereinafter collectively referred to as the "Buildings 1&2 Property". Together, the Building 3 Property and the Buildings 1&2 Property are hereinafter called the "Combined Properties". The Combined Properties do not include the Land itself, it being understood that the Land Purchase Agreement constitutes a separate agreement providing for the possible sale of the Land and the appurtenances thereto, and only the Land and the appurtenances thereto, from BNPLC to Zhone or a third party designated by Zhone.


                                  AGREEMENTS

     1    Zhone's Options and Obligations on the Designated Sale Date.

          (A)  Right to Purchase; Initial Remarketing Rights; Supplemental
               -----------------------------------------------------------
Payment Obligation. Whether or not an Event of Default shall have occurred and
------------------
be continuing or the Building 3 Lease shall have been terminated, but subject to Paragraph 4 below:

               (1) Zhone shall have the right (the "Purchase Option") to purchase or cause an Affiliate of Zhone to purchase the Building 3 Property and BNPLC's interest in Building 3 Escrowed Proceeds, if any, on the Designated Sale Date for a cash price equal to the Building 3 Break Even Amount (as defined below).

               (2) If neither Zhone nor an Affiliate of Zhone purchases the Building 3 Property and BNPLC's interest in any Building 3 Escrowed Proceeds on the Designated Sale Date as provided in the preceding subparagraph 1(A)(1), then Zhone shall have the following rights (collectively, "Zhone's Initial Remarketing Rights"):

                    (a) First, Zhone shall have the right (but not the obligation) to cause an Applicable Purchaser who is not an Affiliate of Zhone to purchase the Building 3 Property and BNPLC's interest in any Building 3 Escrowed Proceeds on the Designated Sale Date for a cash purchase price equal to the Building 3 Third Party Price (as defined below). If, however, (i) the Building 3 Break Even Amount exceeds the sum of any Building 3 Third Party Price tendered or to be tendered to BNPLC and any Building 3 Supplemental Payment paid to BNPLC on the Designated Sale Date itself, and (ii) the Buildings 1&2 Break Even Amount (under and as defined in the Buildings 1&2 Purchase Agreement) exceeds the sum of any Buildings 1&2 Third Party Price (under and as defined in the Buildings 1&2 Purchase Agreement) tendered or to be tendered to BNPLC and any Buildings 1&2 Supplemental Payment (under and as defined in the Buildings 1&2 Purchase Agreement) paid to BNPLC on the Designated Sale Date itself, then BNPLC may affirmatively elect to decline such tender from the Applicable Purchaser and to keep the Building 3 Property (together with any Building 3 Escrowed Proceeds) rather than sell to the Applicable Purchaser (a "Voluntary Retention of the Property"). But if BNPLC elects a Voluntary Retention of the Property hereunder, BNPLC must also elect a Voluntary Retention of the Property under and as defined in the Buildings 1&2 Purchase Agreement.

                    (b) Second, if the Building 3 Third Party Price actually paid by an Applicable Purchaser to BNPLC on the Designated Sale Date exceeds the Building 3 Break Even Amount, Zhone shall be entitled to such excess, subject, however, to BNPLC's right to offset against such excess any and all sums that are then due from Zhone to BNPLC under the other Building 3 Operative Documents. (In no event shall BNPLC be entitled to retain any such excess to recover any part of BNPLC's investment in the Buildings 1&2 Property that the Buildings 1&2 Operative Documents do not entitle BNPLC to recover from Zhone.)

               (3) If for any reason whatsoever neither Zhone nor an Applicable Purchaser pays to BNPLC a net cash price for the Building 3 Property (or allocated thereto as described in subparagraph 1(B)(2)) on the Designated Sale Date equal to or in excess of the Building 3 Break Even Amount pursuant to this Agreement, then Zhone shall have the obligation (the "Building 3 Supplemental Payment Obligation") to pay to BNPLC on the Designated Sale Date a supplemental payment (the "Building 3 Supplemental Payment") equal to the lesser of (1) the amount by which the Building 3 Break Even Amount on the Designated Sale Date exceeds such net cash price (if any) for the Building 3 Property (or allocated thereto) actually received by BNPLC on the Designated Sale Date (such excess being hereinafter called a "Deficiency") or (2) the Maximum Remarketing Obligation. As used herein, the "Maximum Remarketing Obligation" means a dollar amount equal to the product of (i) Stipulated Loss Value on the Designated Sale Date, times (ii) 100% minus the Residual Risk Percentage;

[Improvements - Building 3]             2
     provided, however, that the "Maximum Remarketing Obligation" will equal the Building 3 Break Even Amount, if (but only if):

                         (x) Zhone shall have elected to accelerate the Designated Sale Date as provided in clause (2) of the definition of Designated Sale Date in the Building 3 CDPA when no "Event of Default" under and as defined in the Buildings 1&2 Lease Agreement has occurred and is continuing; or

                         (y) an "Event of Default" under and as defined in the Building 3 Lease has occurred and is continuing on the Designated Sale Date, other than an Issue 97-1 Non-performance-related Subjective Event of Default or a Buildings 1&2 Cross-Default.

     BNPLC acknowledges that the proviso at the end of the preceding sentence shall not cause the Maximum Remarketing Obligation to exceed the product of
     (i) Stipulated Loss Value on the Designated Sale Date, times (ii) 100% minus the Residual Risk Percentage, solely by reason of an Issue 97-1 Non-performance-related Subjective Event of Default or a Buildings 1&2 Cross-Default.

     Without limiting the generality of the foregoing, the Building 3 Supplemental Payment shall be required even if BNPLC does not sell the Building 3 Property to Zhone or an Applicable Purchaser on the Designated Sale Date because of (A) a Voluntary Retention of the Property, or (B) a failure of Zhone to exercise, or decision by Zhone not to exercise, the Purchase Option or Zhone's Initial Remarketing Rights in accordance with the terms and conditions set forth in subparagraph 4(D) and other
     provisions of this Agreement.   If any Building 3 Supplemental Payment or
     portion thereof is not actually paid to BNPLC on the Designated Sale Date, Zhone shall pay interest on the past due amount computed at the Default Rate from the Designated Sale Date. Zhone acknowledges that it is undertaking the Building 3 Supplemental Payment Obligation in consideration of the rights afforded to it by this Agreement, but that such obligation is not contingent upon any exercise by Zhone of such rights or upon any purchase of the Building 3 Property by Zhone or an Applicable Purchaser.

          (B)  Determinations Concerning Price and the Supplemental Payment.
               ------------------------------------------------------------

               (1)  Determination of the Building 3 Break Even Amount. As used
                    -------------------------------------------------
     herein, "Building 3 Break Even Amount" means an amount equal to Stipulated Loss Value, plus any out-of-pocket costs and expenses (including appraisal
                 ----
     costs, withholding taxes (if any) not constituting Excluded Taxes, and Attorneys' Fees) incurred by BNPLC in connection with any sale of BNPLC's interests in the Building 3 Property under this Agreement or in connection with collecting payments due hereunder, and plus an amount equal to the
                                             --------
     Balance of Unpaid Construction-Period Indemnity Payments, but less the
                                                               --------
     aggregate amounts (if any) of Direct Payments to Participants and Deposit Taker Losses. As used herein, the "Balance of Unpaid Construction-Period Indemnity Payments" means an amount equal to the sum of Construction-Period Indemnity Payments, if any, that Zhone declined to pay pursuant to subparagraph 5(d)(ii) of the Building 3 Lease, plus interest accruing at
     ---------------------                          ----
     the Default Rate, compounded annually, on each such payment from the date such payment would have become due but for Zhone's right to decline to pay it as described in subparagraph 5(d)(ii) of the Building 3 Lease. If,
                        ---------------------
     however, Losses for which Zhone has so declined to pay any Construction-Period Indemnity Payment consist of claims against BNPLC or another Interested Party that have not been liquidated prior to the Designated Sale Date (and, thus, such Losses have yet to be fixed in amount as of the Designated Sale Date), then Zhone may elect to exclude any Construction-Period Indemnity Payment attributable to such Losses by providing to BNPLC, for the benefit of BNPLC and other Interested Parties, a written agreement to indemnify and defend BNPLC and other Interested Parties against such Losses. To be effective hereunder for purposes of reducing the Balance of Unpaid Construction-Period Indemnity

[Improvements - Building 3]            3

     Payments (and, thus, the Building 3 Break Even Amount), any such written indemnity must be fully executed and delivered by Zhone on or prior to the Designated Sale Date, must include provisions comparable to subparagraphs
                                                                 -------------
     5(c)(ii), (iii), (iv) and (v) of the Building 3 Lease and otherwise must be
     -----------------------------
     in form and substance satisfactory to BNPLC.

               (2)  Determination of Building 3 Third Party Price.  As used in
                    ---------------------------------------------
     subparagraph 1(A)(2)(a) and other provisions of this Agreement, "Building 3 Third Party Price" means the amount determined as follows:

               (a) For purposes of both the Buildings 1&2 Purchase Agreement and this Agreement, Zhone may give a notice (a "Remarketing Notice") to BNPLC and to each of the Participants no earlier than one hundred eighty days before the Designated Sale Date and no later than twenty days before the Designated Sale Date, specifying (i) an amount as the Buildings 1&2 Third Party Price that Zhone believes in good faith to constitute reasonably equivalent value for the Buildings 1&2 Property and any Buildings 1&2 Escrowed Proceeds, and (ii) an amount as the Building 3 Third Party Price that Zhone believes in good faith to constitute reasonably equivalent value for the Building 3 Property and any Building 3 Escrowed Proceeds. Once given, a Remarketing Notice shall not be rescinded, replaced or modified without BNPLC's written consent. If (1) the Buildings 1&2 Third Party Price specified by Zhone in a Remarketing Notice, when added to any Buildings 1&2 Supplemental Payment that Zhone must pay to BNPLC on the Designated Sale Date, is equal to or greater than the Buildings 1&2 Break Even Amount calculated on the Designated Sale Date, and (2) the Building 3 Third Party Price specified by Zhone in the same Remarketing Notice, when added to any Building 3 Supplemental Payment that Zhone must pay to BNPLC on the Designated Sale Date, is equal to or greater than the Building 3 Break Even Amount calculated on the Designated Sale Date, then the Remarketing Notice will control for purposes of establishing the Buildings 1&2 Third Party Price under the Buildings 1&2 Purchase Agreement and for purposes of establishing the Building 3 Third Party Price under this Agreement. Otherwise, however:

          . the Buildings 1&2 Third Party Price will be established for purposes of the Buildings 1&2 Purchase Agreement as the greater of (A) any amount specified as the Buildings 1&2 Third Party Price by Zhone in a Remarketing Notice, or (B) the lesser of (i) the Buildings 1&2 Break Even Amount, or (ii) the Assumed Conditions Market Value (as defined below) allocated to the Buildings 1&2 Property; and

          . the Building 3 Third Party Price will be established for purposes of this Agreement as the greater of (A) any amount specified as the Building 3 Third Party Price by Zhone in a Remarketing Notice, or (B) the lesser of (i) the Building 3 Break Even Amount, or (ii) the Assumed Conditions Market Value allocated to the Building 3 Property.

          As used in this Agreement (and in the Buildings 1&2 Purchase Agreement) "Assumed Conditions Market Value" means (and all appraisers and other persons involved in the determination of the Assumed Conditions Market Value will be so advised) the price that would be agreed upon between a willing buyer, under no compulsion to buy, and a willing seller, under no compulsion to sell, for the Combined Properties, calculated under the assumptions (whether or not then accurate) that Zhone's representations in the Buildings 1&2 Operative Documents and the Building 3 Operative Documents are true and correct; that Zhone has complied with all of the requirements of the Buildings 1&2 Operative Documents and Building 3 Operative Documents, including requirements to maintain the Combined Properties in compliance with Applicable Laws [including Environmental Laws], and has completed the repairs or restoration

[Improvements - Building 3]            4
          which according to the Buildings 1&2 Lease or the Building 3 Lease Zhone will provide after any damage or destruction of the Combined Properties by fire or other casualty or after any partial taking of the Combined Properties or any conveyance in lieu of such a partial taking; that no lien or other encumbrance against the Combined Properties exists other than Permitted Encumbrances; that Zhone, as the owner or lessee of any other property in the vicinity of the Combined Properties, will cooperate to permit the future development or use thereof in accordance with the requirements of the Closing Certificate and Agreement; that the construction, use and maintenance of Improvements on the Land that are contemplated in the Operative Documents will not be hindered or delayed because of any failure of Zhone to plan and provide for adequate utilities, water and parking; and that any purchaser of the Combined Properties will receive copies of Zhone's books and records which are necessary or useful to a future owner's or occupant's use of the Combined Properties. After it is calculated for the Combined Properties, taken together, the Assumed Conditions Market Value will be allocated, for purposes of this Agreement and the Buildings 1&2 Purchase Agreement (and all appraisers and other persons involved in the determination of the Assumed Conditions Market Value will be so advised), between the Buildings 1&2 Property and the Building 3 Property as if each was a stand-alone facility benefitted by easements and restrictive covenants that provide for ingress, egress, parking, utilities and lateral support and that provide for common area maintenance and security, the maintenance of appropriate insurance, the application of insurance proceeds, the application of condemnation proceeds and the fair and appropriate allocation of shared costs, all as may be necessary or appropriate for the normal operation, maintenance, repair, improvement and ownership of the Buildings 1&2 Property and the Building 3 Property in order that such properties could, if separately owned, share the common facilities that they actually do share or are designed to share. In no event will the Assumed Conditions Market Value so allocated to the Buildings 1&2 Property plus the Assumed Conditions Market Value so allocated to the Building 3 Property be less than the Assumed Conditions Market Value of the Combined Properties.

               (b) If concerned that a Remarking Notice alone will not be determinative of the Buildings 1&2 Third Party Price and the Building 3 Third Party Price as provided in subparagraph (a), Zhone may, for purposes of both the Buildings 1&2 Purchase Agreement and this Agreement, give a notice (an "Appraisal Notice") to BNPLC and to each of the Participants no earlier than one hundred eighty days before the Designated Sale Date and no later than twenty days before the Designated Sale Date, stating that Zhone elects to have made a determination of Assumed Conditions Market Value and an allocation thereof between the Buildings 1&2 Property and the Building 3 Property, in accordance with the following procedures (the "Appraisal Procedures"):

                    (1) Zhone and BNPLC shall each appoint a real estate appraiser who is familiar with properties in the vicinity of the Combined Properties. Each party will make the appointment no later than ten days after receipt of notice from the other party that the appraisal process described in these provisions has been invoked. The agreement of the two appraisers as to the amount of Assumed Conditions Market Value and the allocation thereof between the Buildings 1&2 Property and the Building 3 Property will be binding upon Zhone and BNPLC. If the two appraisers do not, however, agree upon Assumed Conditions Market Value or the allocation thereof within thirty days following their appointment, they shall within another ten days agree upon a third real estate appraiser. Immediately thereafter, each of the first two appraisers will submit his best estimate of the appropriate Assumed Conditions Market Value and the allocation thereof between the Buildings 1&2 Property and the Building 3 Property

[Improvements - Building 3]            5

               (together with a written report supporting such estimate) to the third appraiser and the third appraiser will choose between the two estimates. The estimate chosen by the third appraiser will be binding upon Zhone and BNPLC. Notification in writing of the Assumed Conditions Market Value and the allocation thereof shall be made to Zhone and BNPLC within thirty days following the selection of the third appraiser.

                    (2) If appraisers must be selected under the procedure set out above and either BNPLC or Zhone fails to appoint an appraiser or fails to notify the other party of such appointment within fifteen days after receipt of notice that the prescribed time for appointing the appraisers has passed, then the other party's appraiser will determine the Assumed Conditions Market Value and the proper allocation thereof. All appraisers selected for these Appraisal Procedures will be disinterested, reputable, qualified real estate appraisers with the designation of MAI or equivalent and with at least 10 years experience in appraising properties comparable to the Land in the San Francisco Bay area.

                    (3) If a third appraiser must be chosen under the Appraisal Procedures set out above, he will be chosen on the basis of objectivity and competence, not on the basis of his relationship with the other appraisers or with BNPLC or Zhone, and the first two appraisers will be so advised. Although the first two appraisers will be instructed to attempt in good faith to agree upon the third appraiser, if for any reason they cannot agree within the prescribed time, either Zhone or BNPLC may require the first two appraisers to immediately submit his or her choice for the third appraiser to the then highest ranking officer of the California Bar Association who will agree to help and who has no attorney/client or other significant relationship to either Zhone or BNPLC. Such officer will have complete discretion to select the most objective and competent third appraiser from between the choices of each of the first two appraisers, and will be instructed to do so within ten days after such choices are submitted to him.

                    (4) Either Zhone or BNPLC may notify the appraiser selected by the other party to demand the submission of an estimate of Assumed Conditions Market Value and the allocation thereof or a choice of a third appraiser as required under the procedure described above; and if the submission of such an estimate or choice is required but the other party's appraiser fails to comply with the demand within fifteen days after receipt of such notice, then the Assumed Conditions Market Value and allocation thereof, or choice of the third appraiser, as the case may be, selected by the other appraiser (i.e., the notifying party's appraiser) will be binding upon Zhone and BNPLC.

          All appraisal and other costs of the Appraisal Procedures shall be paid by Zhone.

               (c) If for any reason whatsoever, including any acceleration of the Designated Sale Date, the Building 3 Third Party Price is not established before the Designated Sale Date by a Remarketing Notice alone pursuant to subparagraph (a) and is not otherwise established before the Designated Sale Date by the Appraisal Procedures outlined in subparagraph (b), then the Building 3 Third Party Price will, for purposes of subparagraph 1(A)(2)(a), be the amount equal to the lesser of (1) the Building 3 Break Even Amount on the Designated Sale Date, or (2) the Assumed Conditions Market Value allocable to the Building 3 Property as determined by BNPLC in its sole good faith discretion. Without limiting the foregoing, for the purposes of determining the Building 3 Third Party Price pursuant to the preceding sentence, BNPLC shall be entitled to determine in its sole good faith discretion the amount of the Assumed Conditions Market Value and the allocation thereof between the Buildings 1&2 Property and the Building 3

[Improvements - Building 3]            6

          Property. Further, any determinations of BNPLC pursuant to this subparagraph (c) will also control for purposes of establishing the Assumed Conditions Market Value and allocation thereof as elements of the Minimum Extended Remarketing Price (as defined below); provided, however, that if Zhone did deliver an Appraisal Notice at least twenty days prior to the Designated Sale Date, then Zhone may require the continuation of the Appraisal Procedures outlined in subparagraph (b) after the Designated Sale Date only for the purpose of establishing the Minimum Extended Remarketing Price hereunder and the Minimum Extended Remarketing Price under and as defined in the Buildings 1&2 Purchase Agreement. Effective upon, but only upon, any conclusion of the Appraisal Procedures after the Designated Sale Date, BNPLC's determination of the Assumed Conditions Market Value and of the allocation thereof between the Buildings 1&2 Property and the Building 3 Property will be superseded by the determinations thereof made in accordance with the Appraisal Procedures for purposes of calculating the Minimum Extended Remarketing Price.

          (C)  Designation of the Purchaser. To give BNPLC the opportunity
               ----------------------------
before the Designated Sale Date to prepare the deed and other documents that BNPLC must tender pursuant to Paragraph 3 (collectively, the "Sale Closing Documents"), Zhone must, by a notice to BNPLC given at least seven days prior to the Designated Sale Date, specify irrevocably, unequivocally and with particularity the party who will purchase the Building 3 Property pursuant to this Agreement. If for any reason Zhone fails to so specify a party who will in accordance with the terms and conditions set forth herein purchase the Building 3 Property (be it Zhone itself, an Affiliate of Zhone or another Applicable Purchaser), BNPLC shall be entitled to postpone the tender of the Sale Closing Documents until a date after the Designated Sale Date and not more than twenty days after Zhone finally does so specify a party, but such postponement will not relieve or postpone or affect the obligation of Zhone to make a Building 3 Supplemental Payment as provided in Paragraph 1(A)(3).

          (D)  Effect of the Purchase Option and Zhone's Initial Remarketing
               -------------------------------------------------------------
Rights on Subsequent Title Encumbrances.  Any conveyance of the Building 3
---------------------------------------
Property to Zhone or any Applicable Purchaser pursuant to this Paragraph 1(A) shall cut off and terminate any interest in the Building 3 Property claimed by, through or under BNPLC, including any interest claimed by the Participants and including any Liens Removable by BNPLC (such as, but not limited to, any judgment liens established against the Building 3 Property because of a judgment rendered against BNPLC and any leasehold or other interests conveyed by BNPLC in the ordinary course of BNPLC's business), but not including personal obligations of Zhone to BNPLC under the Building 3 Operative Documents or the Other Operative Documents (including obligations arising under the indemnities in the Building 3 Lease). Anyone accepting or taking any interest in the Building 3 Property by or through BNPLC after the date of this Agreement shall acquire such interest subject to the Purchase Option and Zhone's Initial Remarketing Rights. Further, Zhone and any Applicable Purchaser shall be entitled to pay any payment required by this Agreement for the purchase of the Building 3 Property directly to BNPLC notwithstanding any prior conveyance or assignment by BNPLC, voluntary or otherwise, of any right or interest in this Agreement or the Building 3 Property, and neither Zhone nor any Applicable Purchaser shall be responsible for the proper distribution or application of any such payments by BNPLC; and any such payment to BNPLC shall discharge the obligation of Zhone to cause such payment to all Persons claiming an interest in such payment. Contemporaneously with the execution of this Agreement, the parties shall record a memorandum of this Agreement for purposes of effecting constructive notice to all Persons of Zhone's rights under this Agreement, including its rights under this subparagraph.

          (E)  Security for the Purchase Option and Zhone's Initial Remarketing
               ----------------------------------------------------------------
Rights.  To secure BNPLC's obligation to sell the Building 3 Property pursuant
------
to Paragraph 1(A) and to pay any damages to Zhone caused by a breach of such obligations, including any such breach caused by a rejection or termination of this Agreement in any bankruptcy or insolvency proceeding instituted by or against BNPLC, as debtor, BNPLC does hereby grant to Zhone a lien and security interest against all rights, title and interests of BNPLC from time to time in and to the Building 3 Property. Zhone may enforce such lien and security interest judicially after any

[Improvements - Building 3]            7
such breach by BNPLC, but not otherwise. Contemporaneously with the execution of this Agreement, Zhone and BNPLC will execute a memorandum of this Agreement which is in recordable form and which specifically references the lien granted in this subparagraph, and Zhone shall be entitled to record such memorandum at any time prior to the Designated Sale Date. However, nothing in this subparagraph shall be construed as a waiver by Zhone of any right Zhone may have at law or in equity to the following remedies, whether because of BNPLC's failure to remove a Lien Removable by BNPLC or because of any other default by BNPLC under this Agreement: (i) the recovery of monetary damages, (ii) injunctive relief in case of the violation, or attempted or threatened violation, by BNPLC of any of the express covenants, agreements, conditions or provisions of this Agreement which are binding upon BNPLC, or (iii) a decree compelling performance by BNPLC of any of the express covenants, agreements, conditions or provisions of this Agreement which are binding upon BNPLC.

          (F)  Delivery of Books and Records If BNPLC Retains the Building 3
               -------------------------------------------------------------
Property. Unless Zhone or its Affiliate or another Applicable Purchaser
--------
purchases the Building 3 Property pursuant to Paragraph 1(A), promptly after the Designated Sale Date Zhone shall deliver to BNPLC copies of all plans and specifications for the Building 3 Property prepared in connection with the construction contemplated by the Construction Management Agreement and the Building 3 Lease, together with all other books and records of Zhone which will be necessary or useful to any future owner's or occupant's use of the Building 3 Property.

     2    Zhone's Rights and Options After the Designated Sale Date.

          (A)  Zhone's Extended Right to Remarket.  During the two years
               ----------------------------------
following the Designated Sale Date ("Zhone's Extended Remarketing Period"), Zhone shall have the right ("Zhone's Extended Remarketing Right") to cause an Applicable Purchaser who is not an Affiliate of Zhone to purchase the Building 3 Property for a cash purchase price not below the Minimum Extended Remarketing Price (as defined below). Zhone's Extended Remarketing Right shall, however, be subject to all of the following conditions:

               (1) The Building 3 Property and BNPLC's interest in Building 3 Escrowed Proceeds, if any, shall not have been sold on the Designated Sale Date as provided in Paragraph 1 or within the thirty days thereafter as provided in subparagraph 4(C).

               (2) No Voluntary Retention of the Property shall have occurred as described in subparagraph 1(A)(2)(a).

               (3) Zhone's Extended Remarketing Right shall not have been terminated pursuant to subparagraph 4(C) below because of Zhone's failure to make any Building 3 Supplemental Payment required on the Designated Sale Date.

               (4) Zhone's Extended Remarketing Right shall not have been terminated by BNPLC pursuant to subparagraph 4(E) below to facilitate BNPLC's sale of the Building 3 Property to a third party in accordance with subparagraph 2(C).

               (5) At least thirty days prior to the date upon which BNPLC is to convey the Building 3 Property to an Applicable Purchaser because of Zhone's exercise of Zhone's Extended Remarketing Right (the "Final Sale Date"), Zhone shall have notified BNPLC of (x) the date proposed by Zhone as the Final Sale Date (which must be a Business Day), (y) the full legal name of the Applicable Purchaser and such other information as will be required to prepare the Sale Closing Documents, and (z) the amount of the purchase price that the Applicable Purchaser will pay (consistent with the minimum required pursuant to the other provisions of this subparagraph 2(A)) for the Building 3 Property.

               (6) Zhone shall have satisfied the obligations imposed upon it by

[Improvements - Building 3]             8
     subparagraph 4(D).

               (7) The sale of the Building 3 Property to the Applicable Purchaser hereunder, or the simultaneous sale of the Buildings 1&2 Property to the Applicable Purchaser under the Buildings 1&2 Purchase Agreement as required by subparagraph 4(D), shall generate excess sale proceeds to which Zhone is entitled under subparagraph 2(D) of this Agreement or under subparagraph 2(D) of the Buildings 1&2 Purchase Agreement or under both subparagraphs.

          (B)  Definition of Minimum Extended Remarketing Price. As used
               ------------------------------------------------
herein, "Minimum Extended Remarketing Price" means, subject to reduction as provided in subparagraph 2(C) below (if applicable), an amount equal to the sum of the following:

               (1) the lesser of (a) the amount by which the Building 3 Break Even Amount on the Designated Sale Date exceeds any Building 3 Supplemental Payment actually paid to BNPLC on the Designated Sale Date itself, or (b) the Assumed Conditions Market Value allocated to the Building 3 Property as of the Designated Sale Date, determined as described in subparagraph 1(B)(2), plus
              ----

               (2) interest on the lesser of the amounts described in the preceding clause (1) computed at the Default Rate for the period commencing on the Designated Sale Date and ending on the Final Sale Date, plus
                                                                    ----

               (3) all out-of-pocket costs and expenses (including withholding taxes [if any], other than Excluded Taxes, and Attorneys' Fees) incurred by BNPLC in connection with the sale to the Applicable Purchaser, to the extent not already included in the computation of the Minimum Extended Remarketing Price, and plus
                        --------

               (4) the sum of all Impositions, insurance premiums and other Losses of every kind suffered or incurred by BNPLC or any other Interested Party with respect to the ownership, operation, construction or maintenance of the Building 3 Property on or after the Designated Sale Date (except to the extent already reimbursed by any lessee of the Building 3 Property after the Designated Sale Date), together with interest on such Impositions, insurance premiums and other Losses computed at the Default Rate from the date paid or incurred to the Final Sale Date.

If, however, Losses described in the preceding clause (4) consist of claims against BNPLC or another Interested Party that have not been liquidated prior to the Final Sale Date (and, thus, such Losses have yet to be fixed in amount as of the Final Sale Date), then Zhone may elect to exclude any such Losses from the computation of the Minimum Extended Remarketing Price by providing to BNPLC, for the benefit of BNPLC and other Interested Parties, a written agreement to indemnify and defend BNPLC and other Interested Parties against such Losses. To be effective hereunder for purposes of reducing the Minimum Extended Remarketing Price (and, thus, the Building 3 Break Even Amount), any such written indemnity must be fully executed and delivered by Zhone on or prior to the Final Sale Date, must include provisions comparable to subparagraphs
                                                           -------------
5(c)(ii), (iii), (iv) and (v) of the Building 3 Lease and otherwise must be in
-----------------------------
form and substance satisfactory to BNPLC.

          (C)  BNPLC's Right to Sell  . After the Designated Sale Date, if the
               ---------------------
Building 3 Property has not already been sold by BNPLC pursuant to Paragraph 1 or this Paragraph 2, BNPLC shall have the right to sell the Combined Properties or offer the Combined Properties for sale to any third party on any terms believed to be appropriate by BNPLC in its sole good faith business judgment; provided, however, that so long as the conditions to Zhone's Extended Remarketing Rights specified in subparagraph 2(A) continue to be satisfied:

               (1) BNPLC shall not sell the Combined Properties to an Affiliate of BNPLC on

[Improvements - Building 3]             9
     terms less favorable than those which BNPLC would require from a prospective purchaser not an Affiliate of BNPLC;

               (2) If BNPLC receives or desires to make a written proposal (whether in the form of a "letter of intent" or other nonbinding expression of interest or in the form of a more definitive purchase and sale agreement) for a sale of the Combined Properties to a prospective purchaser (a "Third Party Sale Proposal"), and if on the basis of such Third Party Sale Proposal BNPLC expects to enter into or to pursue negotiations for a definitive purchase and sale agreement with the prospective purchaser, then prior to executing any such definitive agreement, BNPLC shall submit the Third Party Sale Proposal to Zhone with a notice (the "Third Party Sale Notice") explaining that:

                    (A) if BNPLC and the prospective purchaser reach agreement on other terms and conditions to be incorporated into a definitive purchase and sale agreement, BNPLC is then prepared to accept (i) a price for the Buildings 1&2 Property (or allocated thereto) not below an amount specified in such Third Party Sale Notice (the "Buildings 1&2 Third Party Target Price"), and (ii) a price for the Building 3 Property (or allocated thereto) not below an amount specified in such Third Party Sale Notice (the "Building 3 Third Party Target Price"); and

                    (B) Zhone's Extended Remarketing Right may be terminated pursuant to subparagraph 4(E) of this Agreement, and Zhone's Extended Remarketing Right under and as defined in the Buildings 1&2 Purchase Agreement may be terminated pursuant to subparagraph 4(E) thereof, unless within ninety days after the date of such Third Party Sale Notice Zhone causes an Applicable Purchaser to consummate a purchase of the Combined Properties under Paragraph 2 of this Agreement and Paragraph 2 of the Buildings 1&2 Purchase Agreement; and

               (3) If BNPLC does sell the Combined Properties to a third party pursuant to this subparagraph during Zhone's Extended Remarketing Period, then for purposes of subparagraphs 2(D) and 4(E) of this Agreement and of subparagraphs 2(D) and 4(E) of the Buildings 1&2 Purchase Agreement, BNPLC may allocate the total price paid by the third party for the Combined Properties between the Buildings 1&2 Property and the Building 3 Property in accordance with any agreement for the allocation reached by BNPLC and the third party. Absent such an agreement, however, the total price paid by the third party for the Combined Properties will be allocated between the Buildings 1&2 Property and the Building 3 Property in the same proportion that the Assumed Conditions Market Value of the Combined Properties is allocated pursuant to this Agreement and the Buildings 1&2 Purchase Agreement.

For a period of ninety days (but only ninety days) after the date of any Third Party Sale Notice, the Minimum Extended Remarketing Price shall be limited in amount so that it does not exceed the Building 3 Third Party Target Price specified by BNPLC therein. Accordingly, if BNPLC has delivered a Third Party Sale Notice specifying a Building 3 Third Party Target Price below the Minimum Extended Remarketing Price calculated as provided in subparagraph 2(B) within the ninety days prior to the Final Sale Date for any sale to an Applicable Purchaser by BNPLC pursuant to this Paragraph 2, then the Minimum Extended Remarketing Price applicable to such sale shall be reduced to the amount of the Building 3 Third Party Target Price so specified. Such a reduction, however, will apply only to a sale to an Applicable Purchaser actually consummated within the ninety days after the date of the applicable Third Party Sale Notice.

          (D)  Zhone's Right to Excess Sales Proceeds. If the cash price
               --------------------------------------
actually paid to BNPLC by any third party for the Building 3 Property (or allocated thereto) during Zhone's Extended Remarketing Period, including any price paid by an Applicable Purchaser purchasing from BNPLC pursuant to this Paragraph 2,

[Improvements - Building 3]             10
exceeds the Minimum Extended Remarketing Price (calculated as provided in subparagraph 2(B), without reduction pursuant to subparagraph 2(C)), then Zhone shall be entitled to the excess; provided, that BNPLC may offset and retain from the excess any and all sums that are then due and unpaid from Zhone to BNPLC under any of the Building 3 Operative Documents or the Other Operative Documents. (But in no event shall BNPLC be entitled to retain any such excess to recover any part of BNPLC's investment in the Buildings 1&2 Property that the Buildings 1&2 Operative Documents do not entitle BNPLC to recover from Zhone.)

          (E)  Permitted Transfers During Zhone's Extended Remarketing Period.
               --------------------------------------------------------------
Any "Permitted Transfer" described in clause (6) of the definition thereof in
                                      ----------
the Building 3 CDPA to an Affiliate of BNPLC or that covers BNPLC's entire fee estate in the Improvements included in the Building 3 Property will be subject to Zhone's Extended Remarketing Right if, at the time of the Permitted Transfer, Zhone's Extended Remarketing Right has not expired or been terminated as provided herein. Any other Permitted Transfer described in clause (6) of the definition thereof, however, will not be subject to Zhone's Extended Remarketing Right. Thus, for example, BNPLC's conveyance of a utility easement or space lease more than thirty days after the Designated Sale Date to a Person not an Affiliate of BNPLC shall not be subject to Zhone's Extended Remarketing Right, though following the conveyance of the lesser estate, Zhone's Extended Remarketing Right may continue to apply to BNPLC's remaining interest in the Building 3 Property.

     3    Terms of Conveyance Upon Purchase. As necessary to consummate any sale of the Building 3 Property to Zhone or an Applicable Purchaser pursuant to this Agreement, BNPLC must, subject to any postponement permitted by subparagraph 1(C) and to Zhone's satisfaction of its obligations set forth in subparagraph 4(D), immediately after the tender of the purchase price and any other payments to BNPLC required pursuant to Paragraph 1 or Paragraph 2, as applicable, convey all of BNPLC's right, title and interest in the Building 3 Property to Zhone or the Applicable Purchaser, as the case may be, by BNPLC's execution, acknowledgment (where appropriate) and delivery of the Sale Closing Documents. Such conveyance by BNPLC will be subject only to the Permitted Encumbrances and any other encumbrances that do not constitute Liens Removable by BNPLC. However, such conveyance shall not include the rights of BNPLC or other Interested Parties under the indemnities provided in the Building 3 Operative Documents and the Other Operative Documents, including rights to any payments then due from Zhone under the indemnities or that may become due thereafter because of any expense or liability incurred by BNPLC or another Interested Party resulting in whole or in part from events or circumstances occurring or alleged to have occurred before such conveyance. All costs, both foreseen and unforeseen, of any purchase by Zhone or an Applicable Purchaser hereunder shall be the responsibility of the purchaser. The Sale Closing Documents used to accomplish such conveyance shall consist of the following: (1) a Corporation Grant Deed (conveying both the Buildings 1&2 Property and the Building 3 Property simultaneously to the same grantee as required to satisfy the condition set forth in subparagraph 4(D)) in the form attached as Exhibit
                                                                      -------
B-1 or Exhibit B-2 or Exhibit B-4, as required by Exhibit B, (2) if required by
---    -----------    -----------
Exhibit B, an extension of the Land Lease in the form attached as Exhibit B-3,
---------                                                         -----------
(3) a Bill of Sale and Assignment in the form attached as Exhibit C, (4) an
                                                          ---------
Acknowledgment of Disclaimer of Representations and Warranties, in the form attached as Exhibit D, which Zhone or the Applicable Purchaser must execute and
            ---------
return to BNPLC, (5) a Secretary's Certificate in the form attached as Exhibit
                                                                       -------
E, and (6) a certificate concerning tax withholding in the form attached as
-
Exhibit F. If for any reason BNPLC fails to tender the Sale Closing Documents
---------
as required by this Paragraph 3, BNPLC may cure such refusal at any time before thirty days after receipt of a demand for such cure from Zhone.

     4 Survival and Termination of the Rights and Obligations of Zhone and BNPLC.

          (A)  Status of this Agreement Generally. Except as expressly provided
               ----------------------------------
herein, this Agreement shall not terminate; nor shall Zhone have any right to terminate this Agreement; nor shall Zhone be entitled to any reduction of the Building 3 Break Even Amount, any Deficiency, the Maximum Remarketing Obligation, any Building 3 Supplemental Payment or the Minimum Extended Remarketing Price hereunder; nor shall the obligations of Zhone to BNPLC under Paragraph 1 be affected, by reason of (i) any damage to or the

[Improvements - Building 3]             11
destruction of all or any part of the Building 3 Property from whatever cause (though it is understood that Zhone will receive any remaining Building 3 Escrowed Proceeds yet to be applied as provided in the Building 3 Lease that may result from such damage if Zhone purchases the Building 3 Property and the Building 3 Escrowed Proceeds as herein provided), (ii) the taking of or damage to the Building 3 Property or any portion thereof by eminent domain or otherwise for any reason (though it is understood that Zhone will receive any remaining Building 3 Escrowed Proceeds yet to be applied as provided in the Building 3 Lease that may result from such taking or damage if Zhone purchases the Building 3 Property and the Building 3 Escrowed Proceeds as herein provided), (iii) the prohibition, limitation or restriction of Zhone's use of all or any portion of the Building 3 Property or any interference with such use by governmental action or otherwise, (iv) any eviction of Zhone or any party claiming under Zhone by paramount title or otherwise, (v) Zhone's prior acquisition or ownership of any interest in the Building 3 Property, (vi) any default on the part of BNPLC under this Agreement, the Building 3 Lease or any other agreement to which BNPLC is a party, or (vii) any other cause, whether similar or dissimilar to the foregoing, any existing or future law to the contrary notwithstanding. It is the intention of the parties hereto that the obligation of Zhone to make any Building 3 Supplemental Payment as provided in Paragraph 1 shall be a separate and independent covenant and agreement from BNPLC's obligations under this Agreement or any other agreement between BNPLC and Zhone; provided, however, that nothing in this subparagraph shall excuse BNPLC from its obligation to tender the Sale Closing Documents in substantially the form attached hereto as exhibits when required by Paragraph 3. Nothing in this subparagraph shall be construed as a waiver by Zhone of any right Zhone may have at law or in equity to the following remedies, whether because of BNPLC's failure to remove a Lien Removable by BNPLC or because of any other default by BNPLC under this Agreement: (i) the recovery of monetary damages, (ii) injunctive relief in case of the violation, or attempted or threatened violation, by BNPLC of any of the express covenants, agreements, conditions or provisions of this Agreement which are binding upon BNPLC, or (iii) a decree compelling performance by BNPLC of any of the express covenants, agreements, conditions or provisions of this Agreement which are binding upon BNPLC.

          (B)  Election by Zhone to Terminate the Building 3 Supplemental
               ----------------------------------------------------------
Payment Obligation Prior to the Designated Sale Date and the Building 3 Base
----------------------------------------------------------------------------
Rent Commencement Date. At any time prior to the Building 3 Base Rent
----------------------
Commencement Date, Zhone may elect to terminate its Building 3 Supplemental Payment Obligation, subject to the following conditions:

          (1) To be effective, any such election to terminate must be made by giving notice thereof to BNPLC and the Participants in the form attached as Exhibit G (a) prior to the Building 3 Base Rent Commencement Date and (b)
     ---------
     only after (x) Zhone shall have given Notice of Zhone's Election to Terminate pursuant to Paragraph 4(D) of the Construction Management
                           --------------
     Agreement, (y) BNPLC shall have given any FOCB Notice as provided in Paragraph 4(E) of the Construction Management Agreement, or (z) BNPLC shall
     --------------
     have given notice of its election to accelerate the Designated Sale Date when an Event of Default has occurred and is continuing as provided in clause (3) of the definition of Designated Sale Date in the Building 3 CDPA.

          (2) No termination pursuant to this subparagraph 4(B) shall be effective, notwithstanding any notice Zhone may have given as described in the preceding clause (1), unless contemporaneously with the giving of the notice (and in any event prior to both the Designated Sale Date and the Building 3 Base Rent Commencement Date) Zhone shall deliver to BNPLC an Issue 97-10 Prepayment.

          (3) If for any reason whatsoever, including any bona fide dispute over the amount of any required Issue 97-10 Prepayment, BNPLC does not receive both the notice described in the preceding clause (1) and a full Issue 97-10 Prepayment as described in the preceding clause (2) prior to both the Building 3 Supplemental Payment Date and the Building 3 Base Rent Commencement Date, then without any notice or other action by the parties to this Agreement Zhone shall cease to have any option

[Improvements - Building 3]             12
     to terminate the Building 3 Supplemental Payment Obligation pursuant to this subparagraph 4(B). Zhone may, however, pay any amount claimed by BNPLC to constitute a required Issue 97-10 Prepayment in order to preserve Zhone's option to terminate the Building 3 Supplemental Payment Obligation without waiving its right to continue any bona fide dispute over such amount and without waiving its right to recover any excess paid to BNPLC if Zhone subsequently establishes that the amount claimed by BNPLC was excessive.

          (C)  Automatic Termination of Zhone's Rights.
               ---------------------------------------

          (1) Without limiting BNPLC's right to enforce Zhone's obligation to pay any Building 3 Supplemental Payment or other amounts required by this Agreement, the Purchase Option, Zhone's Initial Remarketing Rights and Zhone's Extended Remarketing Rights shall all terminate automatically if BNPLC shall elect a Voluntary Retention of the Property as provided in subparagraph 1(A)(2)(a).

          (2) Without limiting BNPLC's right to enforce Zhone's obligation to pay any Building 3 Supplemental Payment or other amounts required by this Agreement, the Purchase Option, Zhone's Initial Remarketing Rights and Zhone's Extended Remarketing Rights shall all terminate automatically if Zhone shall fail to pay the full amount of any Building 3 Supplemental Payment required by subparagraph 1(A)(3) on the Designated Sale Date. If, however, the Building 3 Supplemental Payment Obligation is effectively terminated pursuant to subparagraph 4(B) prior to the Designated Sale Date, thereby excusing Zhone from the obligation to make any Building 3 Supplemental Payment that would otherwise be required by subparagraph 1(A)(3), then neither the Purchase Option, nor Zhone's Initial Remarketing Rights nor Zhone's Extended Remarketing Rights will automatically terminate pursuant to this subparagraph 4(C)(2). Further, notwithstanding anything in this subparagraph 4(C) to the contrary, even after a failure to pay any required Building 3 Supplemental Payment on the Designated Sale Date, on any Business Day within thirty days after the Designated Sale Date Zhone or its designee may tender to BNPLC the full Building 3 Break Even Amount (calculated as of the Designated Sale Date) and the full Buildings 1&2 Break Even Amount (calculated as of the Designated Sale Date), together with interest on the total Building 3 Break Even Amount and Buildings 1&2 Break Even Amount computed at the Default Rate from the Designated Sale Date to the date of tender, and together with all other amounts then due under any of the Building 3 Operative Documents and the Other Operative Documents, and if presented with such a tender within thirty days after the Designated Sale Date, BNPLC must accept the tender and promptly thereafter deliver to Zhone or its designee all Buildings 1&2 Escrowed Proceeds (if any), Building 3 Escrowed Proceeds (if any), the Buildings 1&2 Sale Closing Documents listed in Paragraph 3 of the Buildings 1&2 Purchase Agreement and the Building 3 Sale Closing Documents required by Paragraph 3 of this Agreement.

          (D)  Conditions to Zhone's Rights Relative to State and Local
               --------------------------------------------------------
Subdivision Requirements.  Simultaneously with any sale hereunder of the
------------------------
Building 3 Property by BNPLC to Zhone because of Zhone's exercise of the Purchase Option, Zhone must also acquire, on and subject to the terms and conditions set forth in the Buildings 1&2 Purchase Agreement, the Buildings 1&2 Property. Simultaneously with any sale hereunder of the Building 3 Property by BNPLC to an Applicable Purchaser because of Zhone's exercise of the Purchase Option, Zhone's Initial Remarketing Right or Zhone's Extended Remarketing Right, Zhone must cause the same Applicable Purchaser to acquire, on and subject to the terms and conditions set forth in the Buildings 1&2 Purchase Agreement, the Buildings 1&2 Property. If, in addition to the simultaneous acquisition of both the Combined Properties by the same purchaser, other requirements of state or local subdivision laws and ordinances must be satisfied to permit a lawful conveyance by BNPLC of the Building 3 Property in connection with Zhone's exercise of the Purchase Option, Zhone's Initial Remarketing Right or Zhone's Extended Remarketing Right, then Zhone must also comply or cause an Applicable Purchaser to comply with such other requirements. Zhone's right to require any tender by BNPLC of the Sale Closing Documents in connection with


[Improvements - Building 3]              13

Zhone's exercise of the Purchase Option, Zhone's Initial Remarketing Right or Zhone's Extended Remarketing Right shall be conditioned upon Zhone's satisfaction of the requirements of this subparagraph 4(D). Nothing contained in this subparagraph 4(D) shall be construed to obligate Zhone to exercise its Purchase Option, Zhone's Initial Remarketing Rights or Zhone's Extended Remarketing Rights or shall create any claim on the part of BNPLC against Zhone in the event Zhone does not exercise its Purchase Option, Zhone's Initial Remarketing Rights or Zhone's Extended Remarketing Rights, for payment of any sum other than the Building 3 Supplemental Payment as provided in subparagraph 1(A)(3).

          (E)  Termination of Zhone's Extended Remarketing Rights to Permit a
               --------------------------------------------------------------
Sale by BNPLC. At any time after the Designated Sale Date and more than ninety
-------------
days after BNPLC has delivered a Third Party Sale Notice to Zhone as described in subparagraph 2(C)(2), BNPLC may terminate Zhone's Extended Remarketing Rights (both under and as defined in this Agreement and under and as defined in the Buildings 1&2 Purchase Agreement) contemporaneously with the consummation of a sale of the Combined Properties by BNPLC to any third party (be it the prospective purchaser named in the Third Party Sale Notice or another third party). However, as a condition to such termination, (1) the price paid by the third party to BNPLC for the Buildings 1&2 Property (or allocated thereto) must equal or exceed the Buildings 1&2 Third Party Target Price specified in the Third Party Sale Notice, and (2) the price paid by the third party to BNPLC for the Building 3 Property (or allocated thereto) must equal or exceed the Building 3 Third Party Target Price specified in the Third Party Sale Notice. This subparagraph is intended to establish the requirements for a sale by BNPLC of the Combined Properties, unencumbered by Zhone's Extended Remarketing Rights, pursuant to subparagraph 2(C).

          (F)  Payment Only to BNPLC. Except for Direct Payments to
               ---------------------
Participants, all amounts payable under this Agreement by Zhone and, if applicable, by an Applicable Purchaser must be paid directly to BNPLC, and no payment to any other party shall be effective for the purposes of this Agreement. (This provision shall not, however, limit Zhone's right to deduct Deposit Taker Losses when calculating the Building 3 Break Even Amount, as provided in subparagraph 1(B)(1).) In addition to any payments required under subparagraph 1(A), on the Designated Sale Date Zhone must pay all amounts then due to BNPLC under the Building 3 Operative Documents or under the Other Operative Documents.

          (G)  Remedies Under the other Operative Documents. No repossession
               --------------------------------------------
of or re-entering upon the Building 3 Property or exercise of any other remedies available to BNPLC under the other Building 3 Operative Documents or the Other Operative Documents shall terminate Zhone's rights or obligations hereunder, all of which shall survive BNPLC's exercise of remedies under those other documents. Zhone acknowledges that the consideration for this Agreement is separate and independent of the consideration for the Building 3 Lease, the Construction Management Agreement and the Closing Certificate, and Zhone's obligations hereunder shall not be affected or impaired by any event or circumstance that would excuse Zhone from performance of its obligations under such other Building 3 Operative Documents or any of the Other Operative Documents.

          (H)  Occupancy by Zhone Prior to Closing of a Sale. Prior to the
               ---------------------------------------------
closing of any sale of the Building 3 Property to Zhone or an Applicable Purchaser hereunder, Zhone's occupancy of the Building 3 Land and Building 3 Improvements and its use of the Building 3 Property shall continue to be subject to the terms and conditions of the Building 3 Lease, including the terms setting forth Zhone's obligation to pay rent, prior to any termination or expiration of the Building 3 Lease pursuant to its express terms and conditions.

          (I)  Preferential Payments to BNPLC.  If any payment to BNPLC by an
               ------------------------------
Applicable Purchaser hereunder is held to constitute a preference or a voidable transfer under Applicable Law, or must for any other reason be refunded by BNPLC to the Applicable Purchaser or to another Person, and if such payment to BNPLC reduced or had the effect of reducing a Building 3 Supplemental Payment or increased or had the

  [Improvements - Building 3]         14
effect of increasing any excess sale proceeds paid to Zhone pursuant to subparagraph 1(A)(2)(b) or pursuant to subparagraph 2(D), then Zhone shall pay to BNPLC upon demand an amount equal to the reduction of the Building 3 Supplemental Payment or to the increase of the excess sale proceeds paid to Zhone, as applicable, and this Agreement shall continue to be effective or shall be reinstated as necessary to permit BNPLC to enforce its right to collect such amount from Zhone.

     5    Security for Zhone's Obligations; Return of Funds.  Zhone's
obligations under this Agreement are secured by the Building 3 Pledge Agreement, reference to which is hereby made for a description of the Collateral covered thereby and the rights and remedies provided to BNPLC thereby. Although the collateral agent appointed for BNPLC as provided in the Building 3 Pledge Agreement shall be entitled to hold all Collateral as security for the full and faithful performance by Zhone of Zhone's covenants and obligations under this Agreement, the Collateral shall not be considered an advance payment of the Building 3 Break Even Amount or any Building 3 Supplemental Payment or a measure of BNPLC's damages should Zhone breach this Agreement. If Zhone does breach this Agreement and fails to cure the same within any time specified herein for the cure, BNPLC may, from time to time, without prejudice to any other remedy and without notice to Zhone, require the collateral agent to immediately apply the proceeds of any disposition of the Collateral (and any cash included in the Collateral) to amounts then due hereunder from Zhone. If by a Permitted Transfer BNPLC conveys its interest in the Building 3 Property before the Designated Sale Date, BNPLC may also assign BNPLC's interest in the Collateral to the transferee. BNPLC shall be entitled to return any Collateral not sold or used to satisfy the obligations secured by the Building 3 Pledge Agreement directly to Zhone notwithstanding any prior actual or attempted conveyance or assignment by Zhone, voluntary or otherwise, of any right to receive the same; neither BNPLC nor the collateral agent named in the Building 3 Pledge Agreement shall be responsible for the proper distribution or application by Zhone of any such Collateral returned to Zhone; and any such return of Collateral to Zhone shall discharge any obligation of BNPLC to deliver such Collateral to all Persons claiming an interest in the Collateral. Further, BNPLC shall be entitled to deliver any Building 3 Escrowed Proceeds it holds on the Designated Sale Date directly to Zhone or to any Applicable Purchaser purchasing BNPLC's interest in the Building 3 Property and the Building 3 Escrowed Proceeds pursuant to this Agreement notwithstanding any prior actual or attempted conveyance or assignment by Zhone, voluntary or otherwise, of any right to receive the same; BNPLC shall not be responsible for the proper distribution or application by Zhone or any Applicable Purchaser of any such Building 3 Escrowed Proceeds paid over to Zhone or the Applicable Purchaser; and any such payment of Building 3 Escrowed Proceeds to Zhone or an Applicable Purchaser shall discharge any obligation of BNPLC to deliver the same to all Persons claiming an interest therein.

     6    Certain Remedies Cumulative.  No right or remedy herein conferred upon or reserved to BNPLC is intended to be exclusive of any other right or remedy BNPLC has with respect to the Building 3 Property, and each and every right and remedy shall be cumulative and in addition to any other right or remedy given hereunder or now or hereafter existing at law or in equity or by statute. In addition to other remedies available under this Agreement, either party shall be entitled, to the extent permitted by applicable law, to a decree compelling performance of any of the other party's agreements hereunder.

     7    Attorneys' Fees and Legal Expenses.  If either party to this Agreement commences any legal action or other proceeding to enforce any of the terms of this Agreement, or because of any breach by the other party or dispute hereunder, the party prevailing in such action or proceeding shall be entitled to recover from the other party all Attorneys' Fees incurred in connection therewith, whether or not such controversy, claim or dispute is prosecuted to a final judgment. Any such Attorneys' Fees incurred by either party in enforcing a judgment in its favor under this Agreement shall be recoverable separately from such judgment, and the obligation for such Attorneys' Fees is intended to be severable from other provisions of this Agreement and not to be merged into any such judgment.

  [Improvements - Building 3]         15

     8    Estoppel Certificate. Upon request by BNPLC, Zhone shall execute, acknowledge and deliver a written statement certifying that this Agreement is unmodified and in full effect (or, if there have been modifications, that this Agreement is in full effect as modified, and setting forth such modification) and either stating that no default exists hereunder or specifying each such default of which Zhone has knowledge. Any such statement may be relied upon by any Participant or prospective purchaser or assignee of BNPLC with respect to the Building 3 Property.

     9    Successors and Assigns. The terms, provisions, covenants and conditions hereof shall be binding upon Zhone and BNPLC and their respective permitted successors and assigns and shall inure to the benefit of Zhone and BNPLC and all permitted transferees, mortgagees, successors and assignees of Zhone and BNPLC with respect to the Building 3 Property; provided, that (A) the rights of BNPLC hereunder shall not pass to Zhone or any Applicable Purchaser or any subsequent owner claiming through Zhone or an Applicable Purchaser, (B) BNPLC shall not assign this Agreement or any rights hereunder except pursuant to a Permitted Transfer, and (C) Zhone shall not assign this Agreement or any rights hereunder without the prior written consent of BNPLC.

     10   Amendment and Restatement. Together, this Agreement and the Buildings
1&2 Purchase Agreement amend, restate and replace the Prior Purchase Agreement referenced in the recitals at the beginning of this agreement.


                                    [Signature pages follow.]

  [Improvements - Building 3]         16

     IN WITNESS WHEREOF, Zhone and BNPLC have caused this Purchase Agreement (Improvements - Building 3) to be executed as of August 1, 2000.


                                   "Zhone"

                                   ZHONE TECHNOLOGIES, INC.


                                   By:  /s/  Bruce Ruberg
                                        ---------------------------------
                                        Name:  Bruce Ruberg
                                        ---------------------------------
                                        Title: Corporate Controller
                                        ---------------------------------

[Continuation of signature pages to Purchase Agreement (Improvements - Building
3) dated to be effective as of August 1, 2000]


                                   "BNPLC"

                                   BNP LEASING CORPORATION


                                   By: /s/  Lloyd G. Cox
                                       ----------------------------------------
                                       Lloyd G. Cox, Vice President

                                   Exhibit A
                                   ---------

                               LEGAL DESCRIPTION

The real property located in the City of Oakland, County of Alameda, State of California, described as follows:

Being a portion of Lot 12, as shown on Parcel Map No. 6003, filed in Book 205 of Parcel Maps, at Pages 94 through 98, Alameda County Records, more particularly described as follows:

Commencing at the most southerly corner of said Lot 12; Thence along the southwesterly line of said Lot 12, North 33 (degrees) 50' 24" West, 628.68 feet to the point of beginning; Thence continuing along the southwesterly line of said Lot 12, North 33(degrees) 50' 24" West, 1029.21 feet; Thence along the southeasterly line of said Lot 12, South 56(degrees) 09' 36" West 14.00 feet; Thence along the southwesterly line of said Lot 12, North 33(degrees) 50' 24" West, 253.55 feet to the beginning of a curve, concave southwesterly, having a radius of 392.21 feet; Thence northerly along the arc of said curve, through a central angle of 3(degrees) 51' 45", an arc distance of 26.44 feet to the intersection of a line drawn parallel with and 85.00 feet southeasterly of the northwesterly line of said Lot 12, a radial line through said point bears North 52(degrees) 17' 51" East; Thence parallel with the northwesterly line of said Lot 12, North 56(degrees) 09' 36" East, 476.93 feet to a point that is 5 feet southwesterly of the northeasterly line of said Lot 12; Thence along a line that is parallel with and 5 feet southwesterly of the said northeasterly line of Lot 12, South 40(degrees) 00' 30" East, 69.44 feet to the beginning of a curve, concave southwesterly, having a radius of 1949.00 feet; Thence southeasterly along the arc of said curve, through a central angle of 6(degrees) 10' 18", an arc distance of 209.94 feet; Thence continuing along a line that is parallel with and 5 feet southwesterly of the said northeasterly line of Lot 12, South 33(degrees)50' 12" East, 1030.61 feet to the intersection with a line drawn perpendicular with the southwesterly line of said Lot 12, distant thereon 628.68 feet from the most southerly corner of said Lot 12; Thence southwesterly along said perpendicular line, South 56(degrees) 09' 36" West, 480.72 feet to the Point of Beginning.

The basis of bearings for Parcel Map No. 6003 is the North American Datum of 1983, Zone 3, 1984 Adjustment Published in 1986, as shown on Record of Survey 990, filed in Book 18 of Records of Survey, at Pages 50 through 60, Alameda County Records. All distances in this description are grid distances. To convert to ground distances, multiply grid distances by 1.0000708. Assessor's Parcel No. 041-3902-015 (Portion)

  [Improvements - Building 3]

[SUBSTITUTE A PAGE COPIED FROM A SURVEY OF THE LAND, MARKED TO SHOW THE "BUILDING 3 SITE" HERE.]

[Improvements - Building 3]

                                    Exhibit B
                                    ---------

        Requirements Re: Form of Grant Deed and Extension of Land Lease

The form of deed to be used to convey BNPLC's interest in the Improvements to Zhone or an Applicable Purchaser will depend upon whether BNPLC's interest in the Land has been or is being conveyed at the same time to the same party.

If BNPLC's interests in both the Land and the Improvements are to be conveyed to Zhone or an Applicable Purchaser at the same time, because sales under this Building 3 Purchase Agreement, the Buildings 1&2 Purchase Agreement and the Land Purchase Agreement (covering the Land) are all being consummated at the same time and to the same party, then the one deed in form attached as Exhibit B-1
                                                                  -----------
will be used to convey both.

If, however, a sale of BNPLC's interest in the Land pursuant to the Land Purchase Agreement has not been consummated before, and is not being consummated contemporaneously with sales of BNPLC's interest in the Improvements under this Building 3 Purchase Agreement and under the Buildings 1&2 Purchase Agreement, then BNPLC's interest in the Improvements will be conveyed by a deed in the form attached as Exhibit B-2. In such a case, if Zhone has requested it in writing
            -----------
at least thirty days prior to the delivery of such a deed, BNPLC shall also tender an amendment to the Land Lease in the form attached as Exhibit B-3, which
                                                              -----------
will extend the term of the Land Lease at a base rent equal to fair market rental value of the Land, determined as provided in such amendment. In such a case, it is understood that if Zhone designates an Applicable Purchaser to purchase BNPLC's interest in the Improvements, Zhone may sublease the Land to the Applicable Purchaser under (and subject to the terms and conditions of) the Land Lease. (Presumably, the Applicable Purchaser will require a sublease of the Land from Zhone as a condition to purchasing the Improvements.) But in no event will BNPLC be required to do more than tender an extension of the Land Lease (as provided in this paragraph) to facilitate the use and enjoyment of the Improvements by Zhone or any Applicable Purchaser claiming through Zhone. Without limiting the generality of the foregoing, it is understood that BNPLC will not otherwise be required to grant any lease or other interest in the Land to any such Applicable Purchaser.

Finally, BNPLC's interest in the Improvements will be conveyed by a deed in the form attached as Exhibit B-3 if BNPLC's interest in the Land has been sold
                 -----------
pursuant to the Land Purchase Agreement before a sale of BNPLC's interest in the Improvements under this Agreement and the Buildings 1&2 Purchase Agreement, or if BNPLC's interest in the Improvements is being sold contemporaneously with a sale of BNPLC's interest in the Land, but the purchaser of the Improvements is not the same as the purchaser of the Land.

[Improvements - Building 3]

                                  Exhibit B-1
                                  -----------

                            CORPORATION GRANT DEED


RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:
-------------------------

NAME: [Zhone or the Applicable Purchaser]
ADDRESS:  ___________________
ATTN:     ___________________
CITY:     ___________________
STATE:___________________
Zip:      ___________________

MAIL TAX STATEMENTS TO:
----------------------

NAME: [Zhone or the Applicable Purchaser]
ADDRESS:  ___________________
ATTN:     ___________________
CITY:     ___________________
STATE:___________________
Zip:      ___________________

                            CORPORATION GRANT DEED
                       (Covering Land and Improvements)

FOR A VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, BNP LEASING CORPORATION, a Delaware corporation ("Grantor"), hereby grants to [Zhone or the Applicable Purchaser] ("Grantee") all of Grantor's interest in the land situated in Oakland, California, described on Annex A attached hereto and hereby made a part hereof and all improvements on such land, together with the any other right, title and interest of Grantor in and to any easements, rights-of-way, privileges and other rights appurtenant to such land or the improvements thereon; provided, however, that this grant is subject to the encumbrances described on Annex B (the "Permitted Encumbrances"). Grantee hereby assumes the obligations (including any personal obligations) of Grantor, if any, created by or under, and agrees to be bound by the terms and conditions of, the Permitted Encumbrances to the extent that the same concern or apply to the land or improvements conveyed by this deed.

[Improvements - Building 3]

                                    BNP LEASING CORPORATION

Date: As of ____________            By:     ___________________________________
                                            Its:

                                    Attest: ___________________________________
                                            Its:

                                    [Zhone or Applicable Purchaser]


Date: As of ____________            By:     ___________________________________
                                            Its:

                                    Attest: ___________________________________
                                            Its:

STATE OF ____________  )
                       )  SS
COUNTY OF ___________  )


     On ___________________ before me,______________, personally appeared___________ and________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the persons whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacities, and that by their signatures on the instrument the person, or the entity upon behalf of which the persons acted, executed the instrument.

     WITNESS my hand and official seal.


     Signature__________________________________


[Improvements - Building 3]

                             Exhibit B-1 - Page 2

STATE OF ____________  )
                       )  SS
COUNTY OF ___________  )


     On ___________________ before me,______________, personally appeared___________ and________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the persons whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacities, and that by their signatures on the instrument the person, or the entity upon behalf of which the persons acted, executed the instrument.

     WITNESS my hand and official seal.



     Signature_______________________________

[Improvements - Building 3]

                             Exhibit B-1 - Page 3

                                    Annex A

                               LEGAL DESCRIPTION


[DRAFTING NOTE: TO THE EXTENT THAT THE "LAND" COVERED BY THE LAND LEASE CHANGES
 -------------
FROM TIME TO TIME BECAUSE OF ADJUSTMENTS FOR WHICH ZHONE REQUESTS BNPLC'S CONSENT OR APPROVAL, SO TOO WILL THE DESCRIPTION OF THE LAND BELOW CHANGE. ANY SUCH CHANGES WILL BE INCORPORATED INTO THE DESCRIPTION BELOW AND THIS "DRAFTING NOTE" WILL BE DELETED BEFORE THE DEED TO WHICH THIS DESCRIPTION IS ATTACHED IS ACTUALLY EXECUTED AND DELIVERED.]


The real property located in the City of Oakland, County of Alameda, State of California, described as follows:

Being a portion of Lot 12, as shown on Parcel Map No. 6003, filed in Book 205 of Parcel Maps, at Pages 94 through 98, Alameda County Records, more particularly described as follows:

Commencing at the most southerly corner of said Lot 12; Thence along the southwesterly line of said Lot 12, North 33(degrees) 50' 24" West, 628.68 feet to the point of beginning; Thence continuing along the southwesterly line of said Lot 12, North 33(degrees) 50' 24" West, 1029.21 feet; Thence along the southeasterly line of said Lot 12, South 56(degrees) 09' 36" West 14.00 feet; Thence along the southwesterly line of said Lot 12, North 33(degrees) 50' 24" West, 253.55 feet to the beginning of a curve, concave southwesterly, having a radius of 392.21 feet; Thence northerly along the arc of said curve, through a central angle of 3(degrees) 51' 45", an arc distance of 26.44 feet to the intersection of a line drawn parallel with and 85.00 feet southeasterly of the northwesterly line of said Lot 12, a radial line through said point bears North 52(degrees) 17' 51" East; Thence parallel with the northwesterly line of said Lot 12, North 56(degrees) 09' 36" East, 476.93 feet to a point that is 5 feet southwesterly of the northeasterly line of said Lot 12; Thence along a line that is parallel with and 5 feet southwesterly of the said northeasterly line of Lot 12, South 40(degrees) 00' 30" East, 69.44 feet to the beginning of a curve, concave southwesterly, having a radius of 1949.00 feet; Thence southeasterly along the arc of said curve, through a central angle of 6(degrees) 10' 18", an arc distance of 209.94 feet; Thence continuing along a line that is parallel with and 5 feet southwesterly of the said northeasterly line of Lot 12, South 33(degrees)50' 12" East, 1030.61 feet to the intersection with a line drawn perpendicular with the southwesterly line of said Lot 12, distant thereon 628.68 feet from the most southerly corner of said Lot 12; Thence southwesterly along said perpendicular line, South 56(degrees) 09' 36" West, 480.72 feet to the Point of Beginning.

The basis of bearings for Parcel Map No. 6003 is the North American Datum of 1983, Zone 3, 1984 Adjustment Published in 1986, as shown on Record of Survey 990, filed in Book 18 of Records of Survey, at Pages 50 through 60, Alameda County Records. All distances in this description are grid distances. To convert to ground distances, multiply grid distances by 1.0000708.

Assessor's Parcel No. 041-3902-015 (Portion)

[Improvements - Building 3]

                             Exhibit B-1 - Page 4

                                    Annex B

                            Permitted Encumbrances

[DRAFTING NOTE: TO THE EXTENT THAT ENCUMBRANCES (OTHER THAN "LIENS REMOVABLE BY
 -------------
BNPLC") ARE IDENTIFIED IN ADDITION TO THOSE DESCRIBED BELOW, SUCH ADDITIONAL ENCUMBRANCES WILL BE ADDED TO THE LIST BELOW AND THIS "DRAFTING NOTE" WILL BE DELETED BEFORE THIS DEED IS ACTUALLY EXECUTED AND DELIVERED BY BNPLC. SUCH ADDITIONAL ENCUMBRANCES WOULD INCLUDE ANY NEW ENCUMBRANCES APPROVED BY BNPLC AS "PERMITTED ENCUMBRANCES" UNDER THE LAND LEASE, THE BUILDINGS 1&2 LEASE OR THE BUILDING 3 LEASE FROM TIME TO TIME OR BECAUSE OF ZHONE'S REQUEST FOR BNPLC'S CONSENT OR APPROVAL TO AN ADJUSTMENT.]

     This conveyance is subject to all encumbrances not constituting a "Lien Removable by BNPLC" (as defined in the Common Definitions and Provisions Agreement (Improvements - Building 3) incorporated by reference into the Lease Agreement (Improvements - Building 3) referenced in the last item of the list below), including the following matters to the extent the same are still valid and in force:

1. County and city taxes for the Fiscal Year 2000 - 2001, a lien not yet due or payable.

2. The Lien of Supplemental Taxes, if any, assessed pursuant to the provisions of Chapter 3.5, Revenue and Taxation Code, Sections 75 et seq., resulting from changes of ownership or completion of construction on or after the date hereof.

3. Easement, upon the terms, covenants and conditions thereof, for the purposes stated therein and incidental purposes created in that certain instrument

     Recorded    :  FEBRUARY 11, 1974, REEL 3608, IMAGE 3, SERIES NO. 74-16523,
                    OFFICIAL RECORDS
     Granted to  :  THE PACIFIC TELEPHONE AND TELEGRAPH COMPANY, A
                    CORPORATION
     Purpose     :  COMMUNICATION FACILITIES
     Affects     :  A SOUTHWESTERLY PORTION OF SAID LAND

4. Terms, covenants, conditions and reservations as contained in the Port Ordinance No. 2832. An Ordinance establishing standards and restrictions regulating the use of land and the design and construction of structures and other improvements in the Oakland Airport Business Park, and repealing Port Ordinance No. 1343, as amended, recorded MAY 10, 1990, SERIES NO. 90130204, OFFICIAL RECORDS.

     Amendment Port Ordinance No. 3146, recorded SEPTEMBER 30, 1993, SERIES NO. 93348032, OFFICIAL RECORDS.

5. Terms and conditions of the City of Oakland Redevelopment Project adopted by Ordinance No. 11824, C.M.S., as disclosed in the "Notice of Adoption of the Coliseum Area Redevelopment Plan, Termination of the 77/th/ Avenue Industrial Redevelopment Project and Amendment of the Elmhurst Redevelopment Plan," recorded JULY 31, 1995, SERIES NO. 95167161, OFFICIAL RECORDS. Amendment recorded SEPTEMBER 9, 1997, SERIES NO. 97-231187, OFFICIAL RECORDS.

[Improvements - Building 3]

                             Exhibit B-1 - Page 5

6. The Lease Agreement (Land), the Lease Agreement (Improvements - Buildings 1&2) and the Lease Agreement (Improvements - Building 3), all dated as of August 1, 2000 and all between BNP Leasing Corporation, as lessor, and Zhone Technologies, Inc., as lessee.

[Improvements - Building 3]

                             Exhibit B-1 - page 6

                                    Exhibit B-2
                                    -----------


                            CORPORATION GRANT DEED


RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:
-------------------------

NAME:  [Zhone or the Applicable Purchaser]
ADDRESS:  ___________________
ATTN:     ___________________
CITY:     ___________________
STATE:  ___________________
Zip:      ___________________

MAIL TAX STATEMENTS TO:
----------------------

NAME:  [Zhone or the Applicable Purchaser]
ADDRESS:  ___________________
ATTN:     ___________________
CITY:     ___________________
STATE:  ___________________
Zip:      ___________________

                            CORPORATION GRANT DEED
        (Covering Improvements but not the Land under the Improvements)

FOR A VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, BNP LEASING CORPORATION, a Delaware corporation ("Grantor"), hereby grants to [Zhone or the Applicable Purchaser] ("Grantee") all of Grantor's interest in the buildings and other improvements (the "Improvements") on the land situated in Oakland, California, described on Annex A attached hereto and hereby made a part hereof (the "Land"), together with the any other right, title and interest of Grantor in and to any easements, rights-of-way, privileges and other rights appurtenant to the Improvements; provided, however, that this grant is subject to the encumbrances described on Annex B (the "Permitted Encumbrances") and any reservations or qualifications set forth below. Grantee hereby assumes the obligations (including any personal obligations) of Grantor, if any, created by or under, and agrees to be bound by the terms and conditions of, the Permitted Encumbrances to the extent that the same concern or apply to the Improvements.

Although this deed conveys Grantor's interest in the Improvements, this deed does not convey any interest in the Land under the Improvements or any rights or easements appurtenant to Improvements. Grantor retains and reserves all right, title and interest of Grantor in and to the Land and any rights and easements appurtenant to Land. Further, this deed does not convey any right of access over or right to use the Land, it being understood that the right of Grantee or its successors and assigns to maintain or use the improvements conveyed hereby on the Land shall be on and subject to the terms and conditions of any separate ground lease or deed that Grantee may from time to time obtain, authorizing use of the Land by Grantee. [DRAFTING NOTE: IF ZHONE DESIGNATES AN APPLICABLE
                         -------------
PURCHASER AS GRANTEE (RATHER THAN DESIGNATING ITSELF TO BE THE GRANTEE), THE FOLLOWING WILL BE ADDED TO THIS DEED:

     Unless Grantee has obtained or is (contemporaneously with the delivery of this deed) obtaining a sublease under a separate existing ground lease that is sufficient to authorize Grantee to maintain the Improvements on the Land, Grantee shall remove or abandon the Improvements promptly upon request of the owner of the Land. Nothing herein or in the agreements pursuant to which this deed is being delivered shall be construed as an obligation on the part of Grantor to deliver or cooperate reasonably in obtaining for Grantee any deed or ground lease covering the Land described in

  [Improvements - Building 3]

Annex A.]



[Improvements - Building 3]

                             Exhibit B-2 - Page 2

                                    BNP LEASING CORPORATION

Date: As of ____________            By:     ___________________________________
                                            Its:

                                    Attest: ___________________________________
                                            Its:

                                    [Zhone or Applicable Purchaser]


Date: As of ____________            By:     ___________________________________
                                            Its:

                                    Attest: ___________________________________
                                            Its:

STATE OF ____________  )
                       )  SS
COUNTY OF ___________  )


     On ___________________ before me,______________, personally appeared___________ and________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the persons whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacities, and that by their signatures on the instrument the person, or the entity upon behalf of which the persons acted, executed the instrument.

     WITNESS my hand and official seal.


     Signature_____________________________


[Improvements - Building 3]

                             Exhibit B-2 - Page 3

STATE OF ____________  )
                       )  SS
COUNTY OF ___________  )


     On ___________________ before me,______________, personally appeared___________ and________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the persons whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacities, and that by their signatures on the instrument the person, or the entity upon behalf of which the persons acted, executed the instrument.

     WITNESS my hand and official seal.



     Signature_______________________________

[Improvements - Building 3]

                             Exhibit B-2 - Page 4

                                    Annex A

                               LEGAL DESCRIPTION


[DRAFTING NOTE: TO THE EXTENT THAT THE "LAND" COVERED BY THE LAND LEASE CHANGES
 --------------
FROM TIME TO TIME BECAUSE OF ADJUSTMENTS FOR WHICH ZHONE REQUESTS BNPLC'S CONSENT OR APPROVAL, SO TOO WILL THE DESCRIPTION OF THE LAND BELOW CHANGE. ANY SUCH CHANGES WILL BE INCORPORATED INTO THE DESCRIPTION BELOW AND THIS "DRAFTING NOTE" WILL BE DELETED BEFORE THE DEED TO WHICH THIS DESCRIPTION IS ATTACHED IS ACTUALLY EXECUTED AND DELIVERED.]


The real property located in the City of Oakland, County of Alameda, State of California, described as follows:

Being a portion of Lot 12, as shown on Parcel Map No. 6003, filed in Book 205 of Parcel Maps, at Pages 94 through 98, Alameda County Records, more particularly described as follows:

Commencing at the most southerly corner of said Lot 12; Thence along the southwesterly line of said Lot 12, North 33(degrees) 50' 24" West, 628.68 feet to the point of beginning; Thence continuing along the southwesterly line of said Lot 12, North 33(degrees) 50' 24" West, 1029.21 feet; Thence along the southeasterly line of said Lot 12, South 56(degrees) 09' 36" West 14.00 feet; Thence along the southwesterly line of said Lot 12, North 33(degrees) 50' 24" West, 253.55 feet to the beginning of a curve, concave southwesterly, having a radius of 392.21 feet; Thence northerly along the arc of said curve, through a central angle of 3(degrees) 51' 45", an arc distance of 26.44 feet to the intersection of a line drawn parallel with and 85.00 feet southeasterly of the northwesterly line of said Lot 12, a radial line through said point bears North 52(degrees) 17' 51" East; Thence parallel with the northwesterly line of said Lot 12, North 56(degrees) 09' 36" East, 476.93 feet to a point that is 5 feet southwesterly of the northeasterly line of said Lot 12; Thence along a line that is parallel with and 5 feet southwesterly of the said northeasterly line of Lot 12, South 40(degrees) 00' 30" East, 69.44 feet to the beginning of a curve, concave southwesterly, having a radius of 1949.00 feet; Thence southeasterly along the arc of said curve, through a central angle of 6(degrees) 10' 18", an arc distance of 209.94 feet; Thence continuing along a line that is parallel with and 5 feet southwesterly of the said northeasterly line of Lot 12, South 33(degrees)50' 12" East, 1030.61 feet to the intersection with a line drawn perpendicular with the southwesterly line of said Lot 12, distant thereon 628.68 feet from the most southerly corner of said Lot 12; Thence southwesterly along said perpendicular line, South 56(degrees) 09' 36" West, 480.72 feet to the Point of Beginning.

The basis of bearings for Parcel Map No. 6003 is the North American Datum of 1983, Zone 3, 1984 Adjustment Published in 1986, as shown on Record of Survey 990, filed in Book 18 of Records of Survey, at Pages 50 through 60, Alameda County Records. All distances in this description are grid distances. To convert to ground distances, multiply grid distances by 1.0000708.

Assessor's Parcel No. 041-3902-015 (Portion)


[Improvements - Building 3]

                             Exhibit B-2 - Page 5

                                    Annex B

                            Permitted Encumbrances

[DRAFTING NOTE: TO THE EXTENT THAT ENCUMBRANCES (OTHER THAN "LIENS REMOVABLE BY
 --------------
BNPLC") ARE IDENTIFIED IN ADDITION TO THOSE DESCRIBED BELOW, SUCH ADDITIONAL ENCUMBRANCES WILL BE ADDED TO THE LIST BELOW AND THIS "DRAFTING NOTE" WILL BE DELETED BEFORE THIS DEED IS ACTUALLY EXECUTED AND DELIVERED BY BNPLC. SUCH ADDITIONAL ENCUMBRANCES WOULD INCLUDE ANY NEW ENCUMBRANCES APPROVED BY BNPLC AS "PERMITTED ENCUMBRANCES" UNDER THE LAND LEASE, THE BUILDINGS 1&2 LEASE OR THE BUILDING 3 LEASE FROM TIME TO TIME OR BECAUSE OF ZHONE'S REQUEST FOR BNPLC'S CONSENT OR APPROVAL TO AN ADJUSTMENT.]

     This conveyance is subject to all encumbrances not constituting a "Lien Removable by BNPLC" (as defined in the Common Definitions and Provisions Agreement (Improvements - Building 3) incorporated by reference into the Lease Agreement (Improvements - Building 3) referenced in the last item of the list below), including the following matters to the extent the same are still valid and in force:

1. County and city taxes for the Fiscal Year 2000 - 2001, a lien not yet due or payable.

2. The Lien of Supplemental Taxes, if any, assessed pursuant to the provisions of Chapter 3.5, Revenue and Taxation Code, Sections 75 et seq., resulting from changes of ownership or completion of construction on or after the date hereof.

3. Easement, upon the terms, covenants and conditions thereof, for the purposes stated therein and incidental purposes created in that certain instrument


     Recorded    :  FEBRUARY 11, 1974, REEL 3608, IMAGE 3, SERIES NO. 74-
                    16523, OFFICIAL RECORDS
     Granted to  :  THE PACIFIC TELEPHONE AND TELEGRAPH COMPANY, A CORPORATION
     Purpose     :  COMMUNICATION FACILITIES
     Affects     :  A SOUTHWESTERLY PORTION OF SAID LAND

4. Terms, covenants, conditions and reservations as contained in the Port Ordinance No. 2832. An Ordinance establishing standards and restrictions regulating the use of land and the design and construction of structures and other improvements in the Oakland Airport Business Park, and repealing Port Ordinance No. 1343, as amended, recorded MAY 10, 1990, SERIES NO. 90130204, OFFICIAL RECORDS.

     Amendment Port Ordinance No. 3146, recorded SEPTEMBER 30, 1993, SERIES NO. 93348032, OFFICIAL RECORDS.

5. Terms and conditions of the City of Oakland Redevelopment Project adopted by Ordinance No. 11824, C.M.S., as disclosed in the "Notice of Adoption of the Coliseum Area Redevelopment Plan, Termination of the 77/th/ Avenue Industrial Redevelopment Project and Amendment of the Elmhurst Redevelopment Plan," recorded JULY 31, 1995, SERIES NO. 95167161, OFFICIAL RECORDS.
     Amendment recorded SEPTEMBER 9, 1997, SERIES NO. 97-231187, OFFICIAL
     RECORDS.


[Improvements - Building 3]

                             Exhibit B-2 - Page 6

6. The Lease Agreement (Land), the Lease Agreement (Improvements - Buildings 1&2) and the Lease Agreement (Improvements - Building 3), all dated as of August 1, 2000 and all between BNP Leasing Corporation, as lessor, and Zhone Technologies, Inc., as lessee.


[Improvements - Building 3]

                             Exhibit B-2 - Page 7

                                  Exhibit B-3
                                  -----------

                      AMENDMENT TO LEASE AGREEMENT (LAND)


     This AMENDMENT TO LEASE AGREEMENT LAND (this "Amendment"), by and between BNP LEASING CORPORATION, a Delaware corporation ("BNPLC"), whose address is 12201 Merit Drive, Suite 860, Dallas, Texas 75251, and [Zhone or any permitted assignee of Zhone which has become the tenant under the Land Lease], a ___________ ("Lessee"), whose address is ____________________. as of
____________, ____ (the "Effective Date").



                                   RECITALS

     This Amendment is being executed pursuant to a Purchase Agreement (Land) dated as of August 1, 2000 (the "Land Purchase Agreement"), between BNP Leasing Corporation and Zhone Technologies, Inc., covering the land described in Annex 1
                                                                         -------
attached hereto (the "Land"). Incorporated by reference into the Land Purchase Agreement is a Common Definitions and Provisions Agreement (Land) dated as of the effective date of the Land Purchase Agreement (the "Land CDPA"), between BNP Leasing Corporation and Zhone Technologies, Inc. The Land CDPA is hereby incorporated into and made a part of this Amendment for all purposes. Capitalized terms defined in the Land CDPA and used but not otherwise defined herein are intended in this Amendment to have the respective meanings ascribed to them in the Land CDPA. The provisions in Article II of the Land CDPA are intended to apply to this Amendment as if set forth herein and as if this Ground Lease were one of the "Land Operative Documents" as defined therein.

     Lessee is currently the tenant under the Land Lease, which covers the Land described in Annex 1. Lessee and BNPLC have reached agreement as to the terms
             -------
and conditions upon which they will extend the Land Lease Land for a term of just less that 35 years, and by this Amendment Lessee and BNPLC desire to evidence such agreement.

                                  AGREEMENTS

     NOW, THEREFORE, Lessee and BNPLC agree as follows:

     1. The term of the Land Lease is extended so that (unless the Land Lease is terminated earlier in accordance with its terms) the term of the Land Lease will end on the first day of the last calendar month prior to the thirty-fifth anniversary of the date of this Amendment.

     2. From and after the Designated Sale Date, Base Rent required by the Land Lease must be paid by Lessee in monthly installments, with each installment due on the first day of every calendar month, in arrears, without offset, demand or deduction, in an amount equal to the Fair Rental Value as defined in Annex 2
                                                                        -------
attached hereto.

     3. Lessee waives (A) any right to terminate the Land Lease as provided in Paragraph 1(d) thereof, and (B) any right to further extend the Land Lease, pursuant to Paragraph 1(c) thereof or otherwise.
     4. Except as provided herein, the Land Lease will continue on all of the same terms and conditions as are set forth therein.


[Improvements - Building 3]

                         [The signature pages follow.]


[Improvements - Building 3]

                             Exhibit B-3 - Page

     IN WITNESS WHEREOF, this Land Lease Amendment is hereby executed in multiple originals as of the date first written above.



                         "Lessor"

                         [Zhone or its permitted assignee under the Land Lease]




                         By:______________________________________________
                              Name:_______________________________________
                              Title:______________________________________


  [Improvements - Building 3]

                             Exhibit B-3 - Page 3

[Continuation of signature pages to Land Lease Amendment dated as of ___________, ____]



                                 "BNPLC"

                                 BNP LEASING CORPORATION



                                 By:____________________________________
                                     Name:______________________________
                                     Title:_____________________________


[Improvements - Building 3]

                             Exhibit B-3 - Page 4

STATE OF ___________     )
                         )
COUNTY OF _____________  )

     On _____________, _____, before me, ________________________, personally appeared ____________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

                         WITNESS my hand and official seal.



                         Signature _____________________________


[Improvements - Building 3]

                             Exhibit B-3 - Page 5

STATE OF ________    )
                     )
COUNTY OF __________ )

     On ___________, _____, before me, ________________________, personally appeared ____________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

                         WITNESS my hand and official seal.



                         Signature _________________________________


[Improvements - Building 3]

                             Exhibit B-3 - Page 6

                                    Annex 1
                                    -------

                               Legal Description

[DRAFTING NOTE: TO THE EXTENT THAT THE "LAND" COVERED BY THE LAND LEASE CHANGES
 --------------
FROM TIME TO TIME BECAUSE OF ADJUSTMENTS FOR WHICH ZHONE REQUESTS BNPLC'S CONSENT OR APPROVAL, SO TOO WILL THE DESCRIPTION OF THE LAND BELOW CHANGE. ANY SUCH CHANGES WILL BE INCORPORATED INTO THE DESCRIPTION BELOW AND THIS "DRAFTING NOTE" WILL BE DELETED BEFORE THE DEED TO WHICH THIS DESCRIPTION IS ATTACHED IS ACTUALLY EXECUTED AND DELIVERED.]


The real property located in the City of Oakland, County of Alameda, State of California, described as follows:

Being a portion of Lot 12, as shown on Parcel Map No. 6003, filed in Book 205 of Parcel Maps, at Pages 94 through 98, Alameda County Records, more particularly described as follows:

Commencing at the most southerly corner of said Lot 12; Thence along the southwesterly line of said Lot 12, North 33(degrees) 50' 24" West, 628.68 feet to the point of beginning; Thence continuing along the southwesterly line of said Lot 12, North 33(degrees) 50' 24" West, 1029.21 feet; Thence along the southeasterly line of said Lot 12, South 56(degrees) 09' 36" West 14.00 feet; Thence along the southwesterly line of said Lot 12, North 33(degrees) 50' 24" West, 253.55 feet to the beginning of a curve, concave southwesterly, having a radius of 392.21 feet; Thence northerly along the arc of said curve, through a central angle of 3(degrees) 51' 45", an arc distance of 26.44 feet to the intersection of a line drawn parallel with and 85.00 feet southeasterly of the northwesterly line of said Lot 12, a radial line through said point bears North 52(degrees) 17' 51" East; Thence parallel with the northwesterly line of said Lot 12, North 56(degrees) 09' 36" East, 476.93 feet to a point that is 5 feet southwesterly of the northeasterly line of said Lot 12; Thence along a line that is parallel with and 5 feet southwesterly of the said northeasterly line of Lot 12, South 40(degrees) 00' 30" East, 69.44 feet to the beginning of a curve, concave southwesterly, having a radius of 1949.00 feet; Thence southeasterly along the arc of said curve, through a central angle of 6(degrees) 10' 18", an arc distance of 209.94 feet; Thence continuing along a line that is parallel with and 5 feet southwesterly of the said northeasterly line of Lot 12, South 33(degrees)50' 12" East, 1030.61 feet to the intersection with a line drawn perpendicular with the southwesterly line of said Lot 12, distant thereon 628.68 feet from the most southerly corner of said Lot 12; Thence southwesterly along said perpendicular line, South 56(degrees) 09' 36" West, 480.72 feet to the Point of Beginning.

The basis of bearings for Parcel Map No. 6003 is the North American Datum of 1983, Zone 3, 1984 Adjustment Published in 1986, as shown on Record of Survey 990, filed in Book 18 of Records of Survey, at Pages 50 through 60, Alameda County Records. All distances in this description are grid distances. To convert to ground distances, multiply grid distances by 1.0000708.

Assessor's Parcel No. 041-3902-015 (Portion)


[Improvements - Building 3]

                             Exhibit B-3 - Page 7

                                    Annex 2
                                    -------

                      DETERMINATION OF FAIR RENTAL VALUE

     Each monthly payment of Base Rent will equal the Fair Rental Value, computed as of the most recent Rental Determination Date (defined below) when such payment becomes due. As used in this Annex:

          "Fair Rental Value" means (and all appraisers and other persons involved in the determination of the Fair Rental Value will be so advised) the monthly rent, as determined in accordance with this Annex, that would be agreed upon between a willing tenant, under no compulsion to lease, and a willing landlord, under no compulsion to lease, for unimproved land
                                                           ----------
     comparable in size and location to the Land, exclusive of any improvements, at the time a determination is required hereunder and taking into consideration the condition of the Land, the encumbrances affecting the title to the Land and all applicable zoning, land use approvals and other governmental permits relating to the Land at the time of such determination; and

          "Rental Determination Date" means the Designated Sale Date and each fifth anniversary of the Designated Sale Date.

     If Lessee and BNPLC have not agreed upon Fair Rental Value as of any Rental Determination Date within one hundred eighty days after the such date, then Fair Rental Value will be determined as follows:

          (a) Lessee and BNPLC shall each appoint a real estate appraiser who is familiar with rental values for properties in the vicinity of the Land and who has not previously acted for either party. Each party will make the appointment no later than ten days after receipt of notice from the other party that the appraisal process described in this Annex has been invoked. The agreement of the two appraisers as to Fair Rental Value will be binding upon Lessee and BNPLC. If the two appraisers cannot agree upon the Fair Rental Value within ten days following their appointment, they shall within another ten days agree upon a third real estate appraiser. Immediately thereafter, each of the first two appraisers will submit his best estimate of the appropriate Fair Rental Value (together with a written report supporting such estimate) to the third appraiser and the third appraiser will choose between the two estimates. The estimate of Fair Rental Value chosen by the third appraiser as the closest to the prevailing annual fair rental value will be binding upon Lessee and BNPLC. Notification in writing of this estimate shall be made to Lessee and BNPLC within fifteen days following the selection of the third appraiser.

          (b) If appraisers must be selected under the procedure set out above and either BNPLC or Lessee fails to appoint an appraiser or fails to notify the other party of such appointment within fifteen days after receipt of notice that the prescribed time for appointing the appraisers has passed, then the other party's appraiser will determine the Fair Rental Value. All appraisers selected for the appraisal process set out in this Annex will be disinterested, reputable, qualified real estate appraisers with the designation of MAI or equivalent and with at least 5 years experience in appraising properties comparable to the Land.

          (c) If a third appraiser must be chosen under the procedure set out above, he or she will be chosen on the basis of objectivity and competence, not on the basis of his relationship with the other appraisers or the parties to the Land Lease, and the first two appraisers will be so advised. Although the first two appraisers will be instructed to attempt in good faith to agree upon the third appraiser, if for


[Improvements - Building 3]

Exhibit B-3 - Page 8
     any reason they cannot agree within the prescribed time, either Lessee and BNPLC may require the first two appraisers to immediately submit its top choice for the third appraiser to the then highest ranking officer of the California Bar Association who will agree to help and who has no attorney/client or other significant relationship to either Lessee or BNPLC. Such officer will have complete discretion to select the most objective and competent third appraiser from between the choices of each of the first two appraisers, and will do so within twenty days after such choices are submitted to him.

          (d) Either Lessee or BNPLC may notify the appraiser selected by the other party to demand the submission of an estimate of Fair Rental Value or a choice of a third appraiser as required under the procedure described above; and if the submission of such an estimate or choice is required but the other party's appraiser fails to comply with the demand within fifteen days after receipt of such notice, then the Fair Rental Value or choice of the third appraiser, as the case may be, selected by the other appraiser (i.e., the notifying party's appraiser) will be binding upon Lessee and BNPLC.

          (e) Lessee and BNPLC shall each bear the expense of the appraiser appointed by it, and the expense of the third appraiser and of any officer of the California Bar Association who participates in the appraisal process described above will be shared equally by Lessee and BNPLC.

     If the Fair Rental Value as of any Rental Determination Date has not been established by agreement of the parties or in accordance with the foregoing procedures prior to the due date for any monthly installment of Base Rent that is dependent upon such Fair Rental Value, then no later than such due date Lessee shall make an estimated payment of Base Rent equal to 150% of the monthly Base Rent required for latest full calendar month prior to such Rental Determination Date. Thereafter, if the Fair Rental Value is established to be greater than the estimated payments made by Lessee, Lessee will pay over any resulting underpayment to BNPLC upon demand. If, on the other hand, the Fair Rental Value is later established to be less than the estimated payments made by Lessee, Lessee may offset any resulting overpayment of Base Rent against future installments of Base Rent as they become due.


[Improvements - Building 3]

                             Exhibit B-3 - Page 9

                                  Exhibit B-4
                                  -----------


                            CORPORATION GRANT DEED


RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:
-------------------------

NAME:  [Zhone or the Applicable Purchaser]
ADDRESS:  ___________________
ATTN:     ___________________
CITY:     ___________________
STATE:_____________________
Zip:      ___________________

MAIL TAX STATEMENTS TO:
----------------------

NAME:  [Zhone or the Applicable Purchaser]
ADDRESS:  ___________________
ATTN:     ___________________
CITY:     ___________________
STATE:_____________________
Zip:      ___________________

                            CORPORATION GRANT DEED
          (Covering Improvements but not Land under the Improvements)


FOR A VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, BNP LEASING CORPORATION, a Delaware corporation ("Grantor"), hereby grants to [Zhone or the Applicable Purchaser] ("Grantee") all of Grantor's interest in the buildings and other improvements (the "Improvements") on the land situated in Oakland, California, described on Annex A attached hereto and hereby made a part hereof (the "Land"), together with the any other right, title and interest of Grantor in and to any easements, rights-of-way, privileges and other rights appurtenant to the Improvements; provided, however, that this grant is subject to the encumbrances described on Annex B (the "Permitted Encumbrances") and any reservations or qualifications set forth below. Grantee hereby assumes the obligations (including any personal obligations) of Grantor, if any, created by or under, and agrees to be bound by the terms and conditions of, the Permitted Encumbrances to the extent that the same concern or apply to the Improvements.

Although this deed conveys Grantor's interest in the Improvements on the Land, this deed does not convey any interest in the Land itself or any rights or easements appurtenant to Land. Prior to or contemporaneously with the delivery of this deed, Grantor has conveyed or is conveying the Land and appurtenant rights and easements to another party, subject to the terms and conditions of a Ground Lease dated ________, filed or to be filed for record in the Santa Clara County records. Grantor is assigning it's rights as lessee under the Ground Lease to Grantee by a separate instrument dated of even date herewith.

[Improvements - Building 3]

                                    BNP LEASING CORPORATION

Date: As of ____________            By:     _________________________________
                                            Its:

                                    Attest: _________________________________
                                            Its:

                                    [Zhone or Applicable Purchaser]


Date: As of ____________            By:     _________________________________
                                            Its:

                                    Attest: _________________________________
                                            Its:

STATE OF ____________    )
                         )  SS
COUNTY OF _____________  )


     On ___________________ before me,______________, personally appeared___________ and________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the persons whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacities, and that by their signatures on the instrument the person, or the entity upon behalf of which the persons acted, executed the instrument.

     WITNESS my hand and official seal.



     Signature ______________________________


[Improvements - Building 3]

                             Exhibit B-4 - Page 2

STATE OF ____________    )
                         )  SS
COUNTY OF _____________  )


     On ___________________ before me,______________, personally appeared___________ and________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the persons whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacities, and that by their signatures on the instrument the person, or the entity upon behalf of which the persons acted, executed the instrument.

     WITNESS my hand and official seal.



     Signature_________________________________


[Improvements - Building 3]

                             Exhibit B-4 - Page 3

                                    Annex A

                               LEGAL DESCRIPTION


[DRAFTING NOTE: TO THE EXTENT THAT THE "LAND" COVERED BY THE LAND LEASE CHANGES
 --------------
FROM TIME TO TIME BECAUSE OF ADJUSTMENTS FOR WHICH ZHONE REQUESTS BNPLC'S CONSENT OR APPROVAL, SO TOO WILL THE DESCRIPTION OF THE LAND BELOW CHANGE. ANY SUCH CHANGES WILL BE INCORPORATED INTO THE DESCRIPTION BELOW AND THIS "DRAFTING NOTE" WILL BE DELETED BEFORE THE DEED TO WHICH THIS DESCRIPTION IS ATTACHED IS ACTUALLY EXECUTED AND DELIVERED.]

The real property located in the City of Oakland, County of Alameda, State of California, described as follows:

Being a portion of Lot 12, as shown on Parcel Map No. 6003, filed in Book 205 of Parcel Maps, at Pages 94 through 98, Alameda County Records, more particularly described as follows:

Commencing at the most southerly corner of said Lot 12; Thence along the southwesterly line of said Lot 12, North 33(degrees) 50' 24" West, 628.68 feet to the point of beginning; Thence continuing along the southwesterly line of said Lot 12, North 33(degrees) 50' 24" West, 1029.21 feet; Thence along the southeasterly line of said Lot 12, South 56(degrees) 09' 36" West 14.00 feet; Thence along the southwesterly line of said Lot 12, North 33(degrees) 50' 24" West, 253.55 feet to the beginning of a curve, concave southwesterly, having a radius of 392.21 feet; Thence northerly along the arc of said curve, through a central angle of 3(degrees) 51' 45", an arc distance of 26.44 feet to the intersection of a line drawn parallel with and 85.00 feet southeasterly of the northwesterly line of said Lot 12, a radial line through said point bears North 52(degrees) 17' 51" East; Thence parallel with the northwesterly line of said Lot 12, North 56(degrees) 09' 36" East, 476.93 feet to a point that is 5 feet southwesterly of the northeasterly line of said Lot 12; Thence along a line that is parallel with and 5 feet southwesterly of the said northeasterly line of Lot 12, South 40(degrees) 00' 30" East, 69.44 feet to the beginning of a curve, concave southwesterly, having a radius of 1949.00 feet; Thence southeasterly along the arc of said curve, through a central angle of 6(degrees) 10' 18", an arc distance of 209.94 feet; Thence continuing along a line that is parallel with and 5 feet southwesterly of the said northeasterly line of Lot 12, South 33(degrees) 50' 12" East, 1030.61 feet to the intersection with a line drawn perpendicular with the southwesterly line of said Lot 12, distant thereon 628.68 feet from the most southerly corner of said Lot 12; Thence southwesterly along said perpendicular line, South 56(degrees) 09' 36" West, 480.72 feet to the Point of Beginning.

The basis of bearings for Parcel Map No. 6003 is the North American Datum of 1983, Zone 3, 1984 Adjustment Published in 1986, as shown on Record of Survey 990, filed in Book 18 of Records of Survey, at Pages 50 through 60, Alameda County Records. All distances in this description are grid distances. To convert to ground distances, multiply grid distances by 1.0000708.

Assessor's Parcel No. 041-3902-015 (Portion)


[Improvements - Building 3]

                             Exhibit B-4 - Page 4

                                    Annex B

                            Permitted Encumbrances

[DRAFTING NOTE: TO THE EXTENT THAT ENCUMBRANCES (OTHER THAN "LIENS REMOVABLE BY
 --------------
BNPLC") ARE IDENTIFIED IN ADDITION TO THOSE DESCRIBED BELOW, SUCH ADDITIONAL ENCUMBRANCES WILL BE ADDED TO THE LIST BELOW AND THIS "DRAFTING NOTE" WILL BE DELETED BEFORE THIS DEED IS ACTUALLY EXECUTED AND DELIVERED BY BNPLC. SUCH ADDITIONAL ENCUMBRANCES WOULD INCLUDE ANY NEW ENCUMBRANCES APPROVED BY BNPLC AS "PERMITTED ENCUMBRANCES" UNDER THE LAND LEASE, THE BUILDINGS 1&2 LEASE OR THE BUILDING 3 LEASE FROM TIME TO TIME OR BECAUSE OF ZHONE'S REQUEST FOR BNPLC'S CONSENT OR APPROVAL TO AN ADJUSTMENT.]

     This conveyance is subject to all encumbrances not constituting a "Lien Removable by BNPLC" (as defined in the Common Definitions and Provisions Agreement (Land) incorporated by reference into the Lease Agreement (Land) referenced in the last item of the list below), including the following matters to the extent the same are still valid and in force:

1. County and city taxes for the Fiscal Year 2000 - 2001, a lien not yet due or payable.

2. The Lien of Supplemental Taxes, if any, assessed pursuant to the provisions of Chapter 3.5, Revenue and Taxation Code, Sections 75 et seq., resulting from changes of ownership or completion of construction on or after the date hereof.

3. Easement, upon the terms, covenants and conditions thereof, for the purposes stated therein and incidental purposes created in that certain instrument

     Recorded      :  FEBRUARY 11, 1974, REEL 3608, IMAGE 3, SERIES NO. 74-
                      16523, OFFICIAL RECORDS
     Granted to    :  THE PACIFIC TELEPHONE AND TELEGRAPH COMPANY, A CORPORATION
     Purpose       :  COMMUNICATION FACILITIES
     Affects       :  A SOUTHWESTERLY PORTION OF SAID LAND

4. Terms, covenants, conditions and reservations as contained in the Port Ordinance No. 2832. An Ordinance establishing standards and restrictions regulating the use of land and the design and construction of structures and other improvements in the Oakland Airport Business Park, and repealing Port Ordinance No. 1343, as amended, recorded MAY 10, 1990, SERIES NO. 90130204, OFFICIAL RECORDS.

     Amendment Port Ordinance No. 3146, recorded SEPTEMBER 30, 1993, SERIES NO. 93348032, OFFICIAL RECORDS.

5. Terms and conditions of the City of Oakland Redevelopment Project adopted by Ordinance No. 11824, C.M.S., as disclosed in the "Notice of Adoption of the Coliseum Area Redevelopment Plan, Termination of the 77/th/ Avenue Industrial Redevelopment Project and Amendment of the Elmhurst Redevelopment Plan," recorded JULY 31, 1995, SERIES NO. 95167161, OFFICIAL RECORDS.

     Amendment recorded SEPTEMBER 9, 1997, SERIES NO. 97-231187, OFFICIAL
     RECORDS.


[Improvements - Building 3]

                             Exhibit B-4 - Page 5

6. The Lease Agreement (Land), the Lease Agreement (Improvements - Buildings 1&2) and the Lease Agreement (Improvements - Building 3), all dated as of August 1, 2000 and all between BNP Leasing Corporation, as lessor, and Zhone Technologies, Inc., as lessee.


[Improvements - Building 3]

                             Exhibit B-4 - Page 6

                                   Exhibit C
                                   ---------

                          BILL OF SALE AND ASSIGNMENT

     Reference is made to: (1) that certain Purchase Agreement (Improvements - Building 3) between BNP Leasing Corporation ("Assignor") and Zhone Technologies, Inc., dated as of August 1, 2000, (the "Building 3 Purchase Agreement") and (2) that certain Lease Agreement (Improvements - Building 3) between Assignor, as landlord, and Zhone Technologies, Inc., as tenant, dated as of August 1, 2000 (the "Building 3 Lease"). (Capitalized terms used and not otherwise defined in this document are intended to have the meanings assigned to them in the Common Definitions and Provisions Agreement (Improvements - Building 3) incorporated by reference into both the Building 3 Purchase Agreement and Building 3 Lease.)

     As contemplated by the Building 3 Purchase Agreement, Assignor hereby sells, transfers and assigns unto [Zhone OR THE APPLICABLE PURCHASER, AS THE CASE MAY BE], a _____________ ("Assignee"), all of Assignor's right, title and interest in and to the following property, if any, to the extent such property is assignable:

     (a) the Building 3 Lease [DRAFTING NOTE: THE FOLLOWING WILL BE ADDED ONLY IF APPLICABLE BECAUSE OF THE SIMULTANEOUS DELIVERY OF A GRANT DEED IN THE FORM OF EXHIBIT B-3: and the Ground Lease dated _________, between _________, as
   ------------
lessor, and Assignor, as lessee, filed for record on in ___________ of Alameda County records (the "Ground Lease")];

     (b) any pending or future award made because of any condemnation affecting the Building 3 Property or because of any conveyance to be made in lieu thereof, and any unpaid award for damage to the Building 3 Property and any unpaid proceeds of insurance or claim or cause of action for damage, loss or injury to the Building 3 Property; and

     (c) all other property included within the definition of "Property" as set forth in the Building 3 Purchase Agreement, including but not limited to any of the following transferred to Assignor by the tenant pursuant to Paragraph 7
                                                                -----------
of the Building 3 Lease or otherwise acquired by Assignor, at the time of the execution and delivery of the Building 3 Lease and Purchase Agreement or thereafter, by reason of Assignor's status as the owner of any interest in the Building 3 Property: (1) any goods, equipment, furnishings, furniture, chattels and tangible personal property of whatever nature that are located on the Building 3 Property and all renewals or replacements of or substitutions for any of the foregoing; (ii) the rights of Assignor, existing at the time of the execution of the Building 3 Lease and Purchase Agreement or thereafter arising, under Permitted Encumbrances or Development Documents (both as defined in the Building 3 Lease); and (iii) any other permits, licenses, franchises, certificates, and other rights and privileges related to the Building 3 Property that Assignee would have acquired if Assignee had itself acquired the Improvements covered by the Building 3 Lease and constructed the Improvements included in the Building 3 Property.

Provided, however, excluded from this conveyance and reserved to Assignor are any rights or privileges of Assignor under the following ("Excluded Rights"):
(1) the indemnities set forth in the Building 3 Lease or Other Lease Agreements, whether such rights are presently known or unknown, including rights of the Assignor to be indemnified against environmental claims of third parties which may not presently be known, (2) provisions in the Building 3 Lease or Other Lease Agreements that establish the right of Assignor to recover any accrued unpaid rent which may be outstanding as of the date hereof, (3) agreements between Assignor and "BNPLC's Parent" or any "Participant," both as defined in the Building 3 Lease, or any modification or extension thereof, or (4) any other instrument being delivered to Assignor contemporaneously herewith pursuant to the Building 3 Purchase Agreement or the Other Purchase Agreements. To the extent that this conveyance does include any rights to receive future payments under the Building 3 Lease, such rights shall be subordinate to


[Improvements - Building 3]

Assignor's Excluded Rights.

     Assignor does for itself and its successors covenant and agree to warrant and defend the title to the property assigned herein against the just and lawful claims and demands of any person claiming under or through a Lien Removable by BNPLC, but not otherwise.

     Assignee hereby assumes and agrees to keep, perform and fulfill Assignor's obligations, if any, relating to any permits or contracts, under which Assignor has rights being assigned herein.

     IN WITNESS WHEREOF, the parties have executed this instrument as of _______________, _____.



                                 ASSIGNOR:
                                 --------

                                 BNP LEASING CORPORATION a Delaware corporation



                                 By:____________________________________________
                                 Its:___________________________________________


                                 ASSIGNEE:
                                 --------

                                 [Zhone or the Applicable Purchaser], a
                                 ____________________



                                 By:____________________________________________
                                 Its:___________________________________________


[Improvements - Building 3]

                              Exgibit C - Page 2

STATE OF ____________   )
                        )  SS
COUNTY OF ___________   )


     On ___________________ before me,______________, personally appeared___________ and________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the persons whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacities, and that by their signatures on the instrument the person, or the entity upon behalf of which the persons acted, executed the instrument.

     WITNESS my hand and official seal.




     Signature______________



STATE OF ____________   )
                        )  SS
COUNTY OF ___________   )


     On ___________________ before me,______________, personally appeared___________ and________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the persons whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacities, and that by their signatures on the instrument the person, or the entity upon behalf of which the persons acted, executed the instrument.

     WITNESS my hand and official seal.




     Signature______________


[Improvements - Building 3]

                              Exhibit C - Page 3

                                    Annex A

                               LEGAL DESCRIPTION

[DRAFTING NOTE: TO THE EXTENT THAT THE "LAND" COVERED BY THE LAND LEASE CHANGES
 --------------
FROM TIME TO TIME BECAUSE OF ADJUSTMENTS FOR WHICH ZHONE REQUESTS BNPLC'S CONSENT OR APPROVAL, SO TOO WILL THE DESCRIPTION OF THE LAND BELOW CHANGE. ANY SUCH CHANGES WILL BE INCORPORATED INTO THE DESCRIPTION BELOW AND THIS "DRAFTING NOTE" WILL BE DELETED BEFORE THE DOCUMENT TO WHICH THIS DESCRIPTION IS ATTACHED IS ACTUALLY EXECUTED AND DELIVERED.]

The real property located in the City of Oakland, County of Alameda, State of California, described as follows:

Being a portion of Lot 12, as shown on Parcel Map No. 6003, filed in Book 205 of Parcel Maps, at Pages 94 through 98, Alameda County Records, more particularly described as follows:

Commencing at the most southerly corner of said Lot 12; Thence along the southwesterly line of said Lot 12, North 33(degrees) 50' 24" West, 628.68 feet to the point of beginning; Thence continuing along the southwesterly line of said Lot 12, North 33(degrees) 50' 24" West, 1029.21 feet; Thence along the southeasterly line of said Lot 12, South 56(degrees) 09' 36" West 14.00 feet; Thence along the southwesterly line of said Lot 12, North 33(degrees) 50' 24" West, 253.55 feet to the beginning of a curve, concave southwesterly, having a radius of 392.21 feet; Thence northerly along the arc of said curve, through a central angle of 3(degrees) 51' 45", an arc distance of 26.44 feet to the intersection of a line drawn parallel with and 85.00 feet southeasterly of the northwesterly line of said Lot 12, a radial line through said point bears North 52(degrees) 17' 51" East; Thence parallel with the northwesterly line of said Lot 12, North 56(degrees) 09' 36" East, 476.93 feet to a point that is 5 feet southwesterly of the northeasterly line of said Lot 12; Thence along a line that is parallel with and 5 feet southwesterly of the said northeasterly line of Lot 12, South 40(degrees) 00' 30" East, 69.44 feet to the beginning of a curve, concave southwesterly, having a radius of 1949.00 feet; Thence southeasterly along the arc of said curve, through a central angle of 6(degrees) 10' 18", an arc distance of 209.94 feet; Thence continuing along a line that is parallel with and 5 feet southwesterly of the said northeasterly line of Lot 12, South 33(degrees) 50' 12" East, 1030.61 feet to the intersection with a line drawn perpendicular with the southwesterly line of said Lot 12, distant thereon 628.68 feet from the most southerly corner of said Lot 12; Thence southwesterly along said perpendicular line, South 56(degrees) 09' 36" West, 480.72 feet to the Point of Beginning.

The basis of bearings for Parcel Map No. 6003 is the North American Datum of 1983, Zone 3, 1984 Adjustment Published in 1986, as shown on Record of Survey 990, filed in Book 18 of Records of Survey, at Pages 50 through 60, Alameda County Records. All distances in this description are grid distances. To convert to ground distances, multiply grid distances by 1.0000708.

Assessor's Parcel No. 041-3902-015 (Portion)


[Improvements - Building 3]

                              Exhibit C - Page 4

                                   Exhibit D
                                   ---------

        ACKNOWLEDGMENT OF DISCLAIMER OF REPRESENTATIONS AND WARRANTIES

     THIS ACKNOWLEDGMENT OF DISCLAIMER OF REPRESENTATIONS AND WARRANTIES (this "Certificate") is made as of ___________________, ____, by [Zhone or the Applicable Purchaser, as the case may be], a ___________________ ("Grantee").

     Contemporaneously with the execution of this Certificate, BNP Leasing Corporation, a Delaware corporation ("BNPLC"), is executing and delivering to Grantee (1) a corporate grant deed and (2) a Bill of Sale and Assignment (the foregoing documents and any other documents to be executed in connection therewith are herein called the "Conveyancing Documents" and any of the properties, rights or other matters assigned, transferred or conveyed pursuant thereto are herein collectively called the "Subject Property").

     Notwithstanding any provision contained in the Conveyancing Documents to the contrary, Grantee acknowledges that BNPLC makes no representations or warranties of any nature or kind, whether statutory, express or implied, with respect to environmental matters or the physical condition of the Subject Property, and Grantee, by acceptance of the Conveyancing Documents, accepts the Subject Property "AS IS," "WHERE IS," "WITH ALL FAULTS" and without any such
                  -- --    ----- --    ---- --- ------
representation or warranty by Grantor as to environmental matters, the physical condition of the Subject Property, compliance with subdivision or platting requirements or construction of any improvements. Without limiting the generality of the foregoing, Grantee hereby further acknowledges and agrees that warranties of merchantability and fitness for a particular purpose are excluded from the transaction contemplated by the Conveyancing Documents, as are any warranties arising from a course of dealing or usage of trade. Grantee hereby assumes all risk and liability (and agrees that BNPLC shall not be liable for any special, direct, indirect, consequential, or other damages) resulting or arising from or relating to the ownership, use, condition, location, maintenance, repair, or operation of the Subject Property, except for damages proximately caused by (and attributed by any applicable principles of comparative fault to) the Established Misconduct of BNPLC. As used in the preceding sentence, "Established Misconduct" is intended to have, and be limited to, the meaning given to it in the Common Definitions and Provisions Agreement (Improvements - Building 3) incorporated by reference into the Building 3 Purchase Agreement between BNPLC and Zhone Technologies, Inc. dated as of August 1, 2000, pursuant to which Purchase Agreement BNPLC is delivering the Conveyancing Documents.

     The provisions of this Certificate shall be binding on Grantee, its successors and assigns and any other party claiming through Grantee. Grantee hereby acknowledges that BNPLC is entitled to rely and is relying on this Certificate.

     EXECUTED as of ________________, ____.

                                          [Zhone or the Applicable Purchaser]
                                          By:___________________________________
                                             Name:______________________________
                                             Title:_____________________________


[Improvements - Building 3]

                                   Exhibit E
                                   ---------

                            SECRETARY'S CERTIFICATE

     The undersigned, [Secretary or Assistant Secretary] of BNP Leasing Corporation, a Delaware corporation (the "Corporation"), hereby certifies as follows:

     1. That he is the duly, elected, qualified and acting Secretary [or Assistant Secretary] of the Corporation and has custody of the corporate records, minutes and corporate seal.

     2. That the following named persons have been properly designated, elected and assigned to the office in the Corporation as indicated below; that such persons hold such office at this time and that the specimen signature appearing beside the name of such officer is his or her true and correct signature.

[The following blanks must be completed with the names and signatures of the officers who will be signing the deed and other Sale Closing Documents on behalf of the Corporation.]

Name                     Title                    Signature
----                     -----                    ---------

________________         ________________         ________________


________________         ________________         ________________

     3. That the resolutions attached hereto and made a part hereof were duly adopted by the Board of Directors of the Corporation in accordance with the Corporation's Articles of Incorporation and Bylaws. Such resolutions have not been amended, modified or rescinded and remain in full force and effect.

     IN WITNESS WHEREOF, I have hereunto signed my name and affixed the seal of the Corporation on this__, day of____,__.




                           ________________________________
                            [signature and title]


[Improvements - Building 3]

                           CORPORATE RESOLUTIONS OF
                            BNP LEASING CORPORATION

     WHEREAS, pursuant to that certain Purchase Agreement (Improvements - Building 3) (herein called the "Purchase Agreement") dated as of August 1, 2000, by and between BNP Leasing Corporation (the "Corporation") and [Zhone or the Applicable Purchaser as the case may be] ("Purchaser"), the Corporation agreed to sell and Purchaser agreed to purchase or cause the Applicable Purchaser (as defined in the Building 3 Purchase Agreement) to purchase the Corporation's interest in the property (the "Property") located in Oakland, California more particularly described therein.

     NOW THEREFORE, BE IT RESOLVED, that the Board of Directors of the Corporation, in its best business judgment, deems it in the best interest of the Corporation and its shareholders that the Corporation convey the Property to Purchaser or the Applicable Purchaser pursuant to and in accordance with the terms of the Building 3 Purchase Agreement.

     RESOLVED FURTHER, that the proper officers of the Corporation, and each of them, are hereby authorized and directed in the name and on behalf of the Corporation to cause the Corporation to fulfill its obligations under the Building 3 Purchase Agreement.

     RESOLVED FURTHER, that the proper officers of the Corporation, and each of them, are hereby authorized and directed to take or cause to be taken any and all actions and to prepare or cause to be prepared and to execute and deliver any and all deeds and other documents, instruments and agreements that shall be necessary, advisable or appropriate, in such officer's sole and absolute discretion, to carry out the intent and to accomplish the purposes of the foregoing resolutions.


[Improvements - Building 3]

                              Exhibit E - Page 2

                                   Exhibit F
                                   ---------

                               FIRPTA STATEMENT

     Section 1445 of the Internal Revenue Code of 1986, as amended, provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. Sections 18805, 18815 and 26131 of the California Revenue and Taxation Code, as amended, provide that a transferee of a California real property interest must withhold income tax if the transferor is a nonresident seller.

     To inform [Zhone or the Applicable Purchaser] (the "Transferee") that withholding of tax is not required upon the disposition of a California real property interest by transferor, BNP Leasing Corporation (the "Seller"), the undersigned hereby certifies the following on behalf of the Seller:

     1. The Seller is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

     2. The United States employer identification number for the Seller is _____________________;

     3. The office address of the Seller is ____________________________________
_________________.

     4. The Seller is qualified to do business in California.

     The Seller understands that this certification may be disclosed to the Internal Revenue Service and/or to the California Franchise Tax Board by the Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

     The Seller understands that the Transferee is relying on this affidavit in determining whether withholding is required upon said transfer.

     Under penalties of perjury I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of the Seller.

     Dated: ___________, ____.


                               By:_____________________________
                               Name:___________________________
                               Title:__________________________


[Improvements - Building 3]

                                   Exhibit G
                                   ---------

            Notice of Election to Terminate the Purchase Option and
                the Building 3 Supplemental Payment Obligations


BNP Leasing Corporation
12201 Merit Drive
Suite 860
Dallas, Texas 75251
Attention: Lloyd G. Cox

     Re: Purchase Agreement (Improvements - Building 3) dated as of August 1, 2000 (the "Building 3 Purchase Agreement"), between Zhone Technologies, Inc. ("Zhone") and BNP Leasing Corporation ("BNPLC")

Gentlemen:

     Capitalized terms used in this letter are intended to have the meanings assigned to them in the Building 3 Purchase Agreement referenced above. This letter shall constitute a notice, given before the Building 3 Base Rent Commencement Date pursuant to subparagraph 4(B) of the Building 3 Purchase Agreement, of Zhone's election to terminate the Purchase Option and the Building 3 Supplemental Payment Obligation. Zhone irrevocably elects to terminate the Purchase Option and the Building 3 Supplemental Payment Obligation effective immediately, subject only to the conditions described below.

     Zhone acknowledges that the election made by Zhone described above constitutes an Issue 97-10 Election under and as defined in the Building 3 Operative Documents.

     Zhone also acknowledges that its right to terminate the Purchase Option and the Building 3 Supplemental Payment Obligation is subject to the condition precedent that (x) Zhone shall have given Notice of Zhone's Election to Terminate pursuant to Paragraph 4(D) of the Construction Management Agreement,
                      --------------
or (y) BNPLC shall have given any FOCB Notice as provided in Paragraph 4(E) of
                                                             --------------
the Construction Management Agreement, or (z) BNPLC shall have given notice of its election to accelerate the Designated Sale Date when an Event of Default has occurred and is continuing as provided in clause (5) of the definition Designated Sale Date in the Common Definitions and Provisions Agreement (Phase I-Improvements). Accordingly, if none of the notices described in the preceding sentence have been given, the Purchase Option and the Building 3 Supplemental Payment Obligation shall not terminate by reason of this notice.

     Zhone further acknowledges that no termination of the Purchase Option and the Building 3 Supplemental Payment Obligation by Zhone pursuant to this notice shall be effective, unless contemporaneously with the giving of this notice Zhone shall deliver to BNPLC a full Issue 97-10 Prepayment. Zhone hereby covenants to pay, if Zhone has not already done so, a full Issue 97-10 Prepayment to BNPLC.

     Finally, Zhone acknowledges that a termination of the Purchase Option and the Building 3 Supplemental Payment Obligation pursuant to this notice shall cause the Building 3 Lease to terminate as of the Building 3 Base Rent Commencement Date pursuant to subparagraph 1(b) of the Building 3 Lease.
                              -----------------


[Improvements - Building 3]

     Executed this _____ day of ______________, 20___.

                           ZHONE TECHNOLOGIES, INC.

                           Name:________________________________________________
                           Title:_______________________________________________


[cc all Participants]


[Improvements - Building 3]

                              Exhibit G - Page 2